UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

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[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to §240.14a -12

INTERNATIONAL TOWER HILL MINES LTD.
(Name of Registrant as Specified in its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INTERNATIONAL TOWER HILL MINES LTD.
SUITE 2300, 1177 WEST HASTINGS STREET
VANCOUVER, BC V6E 2K3
TEL: 604-683-6332
FAX: 604-408-7499

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held May 29, 2014

To the Shareholders of INTERNATIONAL TOWER HILL MINES LTD.:

                  NOTICE IS HEREBY GIVEN that the 2014 Annual General Meeting (the “Meeting”) of the shareholders of International Tower Hill Mines Ltd. (the “Company”) will be held at the offices of McCarthy Tetrault LLP, Suite 1300, 777 Dunsmuir Street, Vancouver, British Columbia, on Thursday, May 29, 2014, at the hour of 10:00 a.m. (Vancouver time), for the following purposes:

1.

To receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2013 (with comparative statements relating to the preceding fiscal period) together with the report of the auditor thereon;

2.	To fix the number of Directors at five (5);

3.

To elect the five (5) persons named in the Company’s Information Circular/Proxy Statement as Directors, to hold office until the next annual shareholders’ meeting or until each such Director's successor is elected and qualified;

4.

To appoint PricewaterhouseCoopers, LLP as auditors/independent registered public accountants of the Company for the fiscal year ending December 31, 2014 and to authorize the Directors to fix the auditors’ remuneration;

5.	To conduct an advisory vote on the compensation of the named executive officers;

6.	To transact any other business that may properly come before the Meeting and any postponements or adjournments thereof.

                  The Company has fixed the close of business on April 10, 2014 as the record date for the determination of shareholders who are entitled to receive notice of, and to vote at, the Meeting. The transfer books of the Company will not be closed. Only shareholders of record as of the close of business on April 10, 2014 are entitled to receive notice of and to vote at the Meeting and any postponements or adjournments thereof. The accompanying Information Circular/Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is incorporated into this notice. It is important that your shares are represented and voted at the Meeting. For that reason, whether or not you expect to attend in person, please vote your shares by mail, telephone or through the Internet as detailed in the accompanying Information Circular/Proxy Statement and enclosed Proxy/Voting Instruction Form.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Marla Ritchie
Marla Ritchie,
Corporate Secretary
Vancouver, British Columbia,
Canada April 10, 2014

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to be Held on May 29, 2014:

The Proxy Statement and 2013 Annual Report to Shareholders
are available at the Company’s website: www.ithmines.com

INTERNATIONAL TOWER HILL MINES LTD.

INFORMATION CIRCULAR/PROXY STATEMENT

INTERNATIONAL TOWER HILL MINES LTD.
SUITE 2300, 1177 WEST HASTINGS STREET
VANCOUVER, BC V6E 2K3
TEL: 604-683-6332
FAX: 604-408-7499

INFORMATION CIRCULAR/PROXY STATEMENT

2014 Annual General Meeting
(Information is as at April 10, 2014 except as indicated)

This information circular/proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of INTERNATIONAL TOWER HILL MINES LTD. (the “Company”) for use at the 2014 Annual General Meeting of Shareholders (the “Meeting”) to be held at the offices of McCarthy Tetrault LLP, Suite 1300, 777 Dunsmuir Street, Vancouver, British Columbia, on Thursday, May 29, 2014, at the hour of 10:00 a.m. (Vancouver time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy/voting instruction form are first being sent to shareholders beginning on or about April 21, 2014.

All dollar amounts used herein are in U.S. dollars unless otherwise noted. References to C$ or CAD represent amounts denominated in Canadian dollars.

At the Meeting, shareholders will vote on the following matters, as well as any other business properly brought before the meeting:

•	Proposal One: To fix the number of Directors for the time being at five (5). The Board recommends a vote FOR this proposal.

•	Proposal Two: To elect as Directors the five (5) nominees named in this Proxy Statement. The Board recommends a vote FOR each of these nominees.

•	Proposal Three: To appoint PricewaterhouseCoopers, LLP as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2014 and to authorize the Directors to fix the auditors’ remuneration. The Board recommends a vote FOR this proposal.

•	Proposal Four: To provide advisory approval of the compensation of our named executive officers. The Board recommends a vote FOR this proposal.

VOTING AT THE ANNUAL GENERAL MEETING

The only voting securities of the Company are its shares of common stock (the “Common Shares”). Only holders of record of Common Shares at the close of business on April 10, 2014 (the “Record Date”), the date selected as the Record Date by the Board, are entitled to vote at the Meeting. The holders of Common Shares are entitled to one vote per share on each matter submitted to a vote of the shareholders. The Common Shares will vote together as a single class on all matters to be considered at the Meeting. At the close of business on April 10, 2014, 98,068,638 Common Shares were outstanding and entitled to vote.

On a show of hands, every individual who is present as a registered shareholder or as a duly appointed representative of one or more registered corporate shareholders will have one vote, and on a poll every registered shareholder present in person or represented by a validly appointed proxyholder, and every person who is a duly appointed representative of one or more corporate registered shareholders, will have one vote for each Common Share registered in the name of the shareholder on the list of shareholders, which is available for inspection during normal business hours at Computershare Investor Services Inc. and will be available at the Meeting. Shareholders represented by proxyholders are not entitled to vote on a show of hands.

Two or more holders of an aggregate of 5% of the issued and outstanding Common Shares entitled to vote at the Meeting and who are present, in person or by proxy, will constitute a quorum for the transaction of business at the Meeting or any adjournment or postponement thereof. Abstentions and broker non-votes are counted as present to determine whether there is a quorum for the Meeting. A broker non-vote occurs if a shareholder does not provide the record holder of their shares (usually a bank, broker or other nominee) withvoting instructions on a matter and the record holder does not have discretionary voting authority to vote on the matter without instructions from such shareholder.

Subject to the Company’s Majority Voting in Director Elections Policy (see “Committees of the Board – Corporate Governance and Nominating Committee – Majority Voting Policy” on page 13):

(a)

if the number of Directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a Director by virtue of receiving at least one vote “For”; and

(b)

if the number of Directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a Director, then the number of nominees equal to the number of Directors fixed for the time being who receive the highest proportion of votes cast will be elected as Directors.

The allowable votes with respect to the election of Directors (Proposal Two) are “For” and “Withhold”. “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Committees of the Board – Corporate Governance and Nominating Committee – Majority Voting Policy” on page 13). Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

With respect to the appointment of the auditors (Proposal Three), the allowable votes are “For” and “Withhold”. “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to appoint PricewaterhouseCoopers LLP, who are proposed by the Company’s Audit Committee for appointment as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2014.

With respect to fixing the number of Directors and providing advisory approval of the compensation of the named executive officers (Proposals One and Four), a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to approve the matter.

For all Proposals, abstentions and broker non-votes will be counted as present at the Meeting, but will not have any effect on the outcome of these matters.

The holders of Common Shares are not entitled to appraisal or dissenters’ rights with respect to any of the matters to be considered at the Meeting.

REVOCABILITY OF PROXY

In addition to revocation in any other manner permitted by law, you may revoke an executed and deposited proxy by (a) except to the extent otherwise noted on such later proxy, signing a new proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies, (b) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the proxy) and either depositing it at the place and within the time required for the deposit of proxies or with the Chairman of the Meeting on the day of the Meeting prior to the commencement of the Meeting or (c) registering with the scrutineer at the Meeting as a registered shareholder present in person, whereupon any proxy executed and deposited by such registered shareholder will be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. If you are not a registered shareholder and you wish to change your vote you must, at least seven days before the Meeting, arrange for the intermediary which holds your Common Shares to revoke the proxy given by them on your behalf.

A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

PERSONS MAKING THE SOLICITATION AND SOLICITATION COSTS

The enclosed proxy is solicited by the Board. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made, without special compensation, by the Company’s officers or employees. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for their reasonable out-of-pocket expenses incurred in forwarding proxy materials and obtaining authorization from their principals to execute proxies. No solicitation will be made by specifically engaged employees or soliciting agents. Except as detailed under “Non-Registered Shareholders” below, all costs of the solicitation of proxies will be borne by the Company. None of the directors have advised that they intend to oppose any action intended to be taken by the Company as set forth in this Proxy Statement.

The contents and the sending of this Proxy Statement have been approved by the Board.

PROXY INSTRUCTIONS

The persons named in the accompanying proxy are current directors or officers of the Company. If a shareholder wishes to appoint some other person (who need not be a shareholder) to represent that shareholder at the Meeting the shareholder may do so, either by striking out the printed names and inserting the desired person’s name in the blank space provided in the proxy or by completing another proper proxy, and in either case delivering the completed and executed proxy to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, by not later than 4:30 p.m. (Vancouver time) on Monday, May 26, 2014 or, in the event the Meeting is postponed or adjourned, not less than two business days prior to the day set for the recommencement of such postponed or adjourned Meeting. Proxies delivered after such times will not be accepted.

To be valid, the proxy must be dated and be signed by the shareholder or by a duly appointed attorney for such shareholder, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer. If a proxy is signed by a person other than the registered shareholder, or by an officer of a registered corporate shareholder, the Chair may require evidence of the authority of such person to sign before accepting such proxy.

THE SHARES REPRESENTED BY PROXY WILL BE VOTED OR WITHHELD FROM VOTING BY THE PROXY HOLDER IN ACCORDANCE WITH THE INSTRUCTIONS OF THE PERSON APPOINTING THE PROXYHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF A CHOICE HAS BEEN SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY.

If a choice with respect to such matters is not specified or if more than one choice has been specified for the same proposal, the person appointed proxyholder will vote the securities represented by the proxy as recommended by the Board. These recommendations are: FOR fixing the number of directors at five, FOR election of all of the nominees for director named in this Proxy Statement, FOR the appointment of PricewaterhouseCoopers, LLP as the Company’s auditor/independent registered public accountants for the fiscal year ending December 31, 2014, a n d FOR approval, on a non-binding advisory basis, of the compensation of the named executive officers.

The enclosed proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the person(s) appointed proxyholder(s) thereunder to vote with respect to any amendments or variations of matters identified in the notice of Meeting or any other matters which may properly come before the Meeting. At the time of the printing of this Proxy Statement, the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

NON-REGISTERED SHAREHOLDERS

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders for registered shareholders are permitted to vote at the Meeting. Most of the shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada or Depositary Trust and Clearing Corporation in the United States) of which the Intermediary is a participant. In accordance with the “Notice and Access” provisions of National Instrument 54-101 of the Canadian Securities Administrators and applicable United States requirements, the Company has distributed copies of the proxy/voting information form and a notice with information on how Non-Registered Holders may access the notice of Meeting and Proxy Statement electronically (collectively referred to as the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Meeting Materials you will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and deposit it with the Company’s Registrar and Transfer Agent, Computershare Investor Services Inc., as provided above; or

(b)

more typically, a Non-Registered Holder will be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy”, “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company (not the Company or Computershare Investor Services Inc.) in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Meeting in person as proxyholder for the Common Shares owned by you, you should strike out the names of the management designated proxy holders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy, proxy authorization or voting instruction form is to be delivered.

The Meeting Materials are being sent to both registered shareholders and Non-Registered Holders who have not objected to the Intermediary through which their Common Shares are held disclosing ownership information about themselves to the Company (“NOBO’s”). If you are a NOBO, and the Company or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary on your behalf.

If you are a Non-Registered Holder who has objected to the Intermediary through which your Common Shares are held disclosing ownership information about you to the Company (an “OBO”), you should be aware that the Company does not intend to pay for Intermediaries to forward the Meeting Materials, including proxies or voting information forms, to OBO’s and therefore an OBO will not receive the Meeting Materials unless that OBO’s Intermediary assumes the cost of delivery.

INTEREST OF CERTAIN PERSONS OR COMPANIES
IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, none of the current directors or executive officers, no proposed nominee for election as a director, none of the persons who have been directors or executive officers since the commencement of the last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

PROPOSAL ONE – FIXING NUMBER OF DIRECTORS

The business and affairs of the Company are managed under the direction of the Board, which is currently comprised of five members. Accordingly, Management intends to place before the meeting for approval, with or without modification, Proposal One, being a resolution fixing the number of directors for the time being at five (5). It is therefore anticipated that there will be five (5) directors to be elected at the Meeting.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to fix the number of directors for the time being at five (5). The allowable votes with respect to Proposal One are “For,” “Against” and “Withhold”. Abstentions and broker non-votes are not relevant to and will have no effect on Proposal One.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL ONE.

PROPOSAL TWO – ELECTION OF DIRECTORS

The directors of the Company are elected at each annual meeting of the shareholders and hold office until the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (British Columbia) (“BCBCA”). Since the 2013 Annual General Meeting of Shareholders, no fees were paid to any third party to identify or evaluate a potential director nominee.

Information concerning the nominees for election as directors is set forth below under “Directors and Officers.” In the absence of instructions to the contrary, the Common Shares represented by proxies will be voted FOR each of the nominees listed below. Management does not contemplate that any of the nominees will be unable to serve as a director.

Vote Required for Approval

Subject to the Company’s Majority Voting in Director Elections Policy (see “Committees of the Board – Corporate Governance and Nominating Committee – Majority Voting Policy” on page 13):

(a)

if the number of Directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a Director by virtue of receiving at least one vote “For”; and

(b)

if the number of Directors fixed for the time being by the Shareholders is less than the number of nominees standing for election as a Director, then the number of nominees equal to the number of Directors fixed for the time being who receive the highest proportion of votes cast will be elected as Directors.

The allowable votes with respect to the election of Directors (Proposal Two) are “For” and “Withhold”. “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Committees of the Board – Corporate Governance and Nominating Committee – Majority Voting Policy” on page 13). Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

DIRECTORS AND OFFICERS

The following table set forth certain information with respect to current directors and executive officers of the Company as of April 4, 2014.

Name and Residence	Age	Position	Director Since	Current or Former Public Company	Stock
				Directorships	Exchange

Anton J. Drescher	57	Director	October 1, 1991	Xiana Mining Inc. (current)	TSXV
British Columbia, Canada				Trevali Mining Corporation (current)	TSX
				Corvus Gold Inc. (current)	TSX
				KazaX Minerals Inc. (former)	TSXV
				Oculus VisionTech Inc. (current)	TSXV, OTC
				Ravencrest Resources Ltd. (current)	CNSX

John J. Ellis	78	Director	February 1, 2014	Mexivada Mining Corp. (current)	TSXV
Nevada, USA				Sunshine Silver Mines Corp. (current)	OTC (US)

Mark R. Hamilton	69	Director	November 17, 2011	Alaska Air Group, Inc. (former)	NYSE
Alaska, USA

Stephen A. Lang	58	Director, Chairman of the Board	February 1, 2014	Allied Nevada Gold Corp. (current)	TSX/ NYSE
Missouri, USA					MKT
				Centerra Gold Corp. (current)	TSX

Thomas S. Weng	45	Director	August 5, 2013	Scorpio Mining Corporation (current)	TSX
New Jersey, USA				East Asia Minerals Corporation	TSXV
				(Current)

Thomas E. Irwin	67	Chief Executive Officer	N/A	None
Alaska, USA

Tom S. Q. Yip	56	Chief Financial Officer	N/A	Pretium Resources Inc. (current)	TSX/NYSE
Colorado, USA

Nominees for the Board:

The directors of the Company are elected at each annual meeting of the shareholders and hold office until the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the BCBCA. The following is a brief biographical description of each director nominee, which includes a discussion of the skills and attributes held by each director, and that, in part, led the Corporate Governance and Nominating Committee to conclude that each respective director should continue to serve as a member of the Board. All of the current members of the Board are standing as nominees for re-election.

Anton J. Drescher – Mr. Drescher has been a Certified Management Accountant since 1981. He is currently (since 2007) a director of Trevali Mining Corporation, a public natural resource company listed on the TSX, a director (since 2010) of Corvus Gold Inc., a public mineral exploration and development company listed on the TSX, a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc. (formerly Dorato Resources Inc.), a public mineral exploration company listed on the TSXV, President (since 2010) and director of Ravencrest Resources Inc., a public mineral exploration company listed on the CNSX, and the Chief Financial Officer and a director (since 1994) of Oculus VisionTech Inc., a public company involved in watermarking of film and data and listed on the TSXV and the OTC Bulletin Board, and a former director (2012 – 2013) of KazaX Minerals Inc., a public mineral exploration company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations and the President (since 1998) of Harbour Pacific Capital Corp. a private company involved in regulatory filings for businesses in Canada. Mr. Drescher has served on the Board since 1991, and the Corporate Governance and Nominating Committee determined to nominate Mr. Drescher for re-election to the Board due to his significant financial and accounting experience together with his director experience with other exploration companies.

John J. Ellis – Mr. Ellis is a Professional Engineer (B.C.) with over 50 years of experience in the mining industry. He currently serves as a Director of Mexivada Mining Corp. (since July 2008) and Sunshine Silver Mines Corporation (since September 2011) and is involved in consulting for a number of international mining companies. Mr. Ellis previously served as Chairman and CEO of AngloGold North America Inc. and Hudson Bay Mining and Smelting Company. Prior to that, he held senior positions at Inspiration Resources Corp., and CVRD-Inco. His career has included service as a Director on the Mining Association of Canada and the National Mining Association. Mr. Ellis graduated from the Haileybury School of Mines and the Montana College of Science and Technology. Mr. Ellis has served on the Board since February 2014, and the Corporate Governance and Nominating Committee determined to nominate Mr. Ellis for re-election to the Board due to his significant technical experience together with his director experience with other mining and exploration companies.

Mark R. Hamilton – Mr. Hamilton is a retired U.S. Major-General and has served as the President Emeritus of the University of Alaska since 2010. From 1998 to 2010, Mr. Hamilton was the President of the University of Alaska. Mr. Hamilton received a BSc from the U.S. Military Academy and a Master’s degree in English Literature from Florida State University. He graduated from the Armed Forces Staff College and the U.S. Army War College. Mr. Hamilton is the recipient of the U.S. Armed forces highest peacetime award, the Distinguished Service Medal. His previous board experience includes: Member of the board of directors of Alaska Air Group (2001–2011), where he served on the Audit and Safety Committees; Member of the board of directors of BP America (2007–2009) and Member of the board of directors and Chairman for seven years of the Alaska Aerospace Corporation. He is currently a consultant in the areas of education and public policy. Mr. Hamilton has served on the Board since November 2011, and the Corporate Governance and Nominating Committee determined to nominate Mr. Hamilton for re-election to the Board due to his esteemed service provided to the State of Alaska, the jurisdiction in which the Company’s Livengood Gold Project resides, as well as his prior board of director and committee experience.

Stephen A. Lang – Mr. Lang is a Mining Engineer with over 30 years of experience in the mining industry. He currently serves as Chairman of Centerra Gold Inc. (since May 2012) and as a Director of Allied Nevada Gold Corporation (since August 2013). Previously, Mr. Lang was President and CEO and a member of the board of directors of Centerra Gold Inc. (from 2008 to 2012 ). Prior to that, he held senior positions at Stillwater Mining Company, Barrick Gold Corporation, Rio Algom and Kinross Gold/Amax. Mr. Lang earned a Bachelor and Masters of Science in Mining Engineering from the University of Missouri-Rolla. Mr. Lang has served on the Board since February 2014, and the Corporate Governance and Nominating Committee determined to nominate Mr. Lang for reelection to the Board due to his significant experience in the mining industry together with his director and leadership experience with other mining companies.

Thomas S. Weng – Mr. Weng has more than 22 years of experience in the financial services sector. Mr. Weng is currently Co-Founding Partner with Alta Capital Partners, a provider of investment banking services, (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and Latin America, across all industry segments. Prior to 2007, Mr. Weng held various senior positions at Pacific Partners, an alternative investment firm, Morgan Stanley and Bear Stearns. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng has served on the Board since August 2013, and the Corporate Governance and Nominating Committee determined to nominate Mr. Weng for re-election to the Board due to his significant financial experience together with his advisory experience in the metals and mining sector.

Executive Officers:

The officers are appointed by and serve at the pleasure of the Board and hold office until the expiration of their employment agreement, if such officer has entered into an employment agreement with the Company, or their earlier death, retirement, resignation or removal. The following is a brief biographical description of each executive officer.

Thomas E. Irwin. Mr. Irwin has been the Chief Executive Officer since January 1, 2014 and was previously Vice President from August 2012 to January 2014. He also served as Alaska General Manager from January 2012 to August 2012. Mr. Irwin joined the Company in March 2011. Mr. Irwin has over 40 years of experience in the natural resource industry constructing, optimizing, operating and permitting major mining projects with companies such as Amax Gold and Kinross Gold. Prior to joining the Company, he served as the Commissioner of the Alaska Department of Natural Resources for over six years. Prior to his role with the Alaska Department of Natural Resources, Mr. Irwin held senior positions at Kinross Gold’s Fort Knox mine located 40 miles southeast of the Livengood project. From 2001 to 2003, he served as Vice President, Business Development for Fairbanks Gold Mining Inc., a subsidiary of Kinross Gold, responsible for new project permitting, business development and governmental and public relations as related to Kinross activities in Alaska. Prior to his role as Vice President, Business Development, he served as General Manager of the Fort Knox mine from 1999 to 2001. From 1996 to 1999, he served at the Fort Knox mine as the Operations Manager responsible for mine start-up and operation and, from 1992 to 1996, he was Vice-President of Fairbanks Gold Mining, Inc., responsible for engineering at Fort Knox during mine design. Prior to his work at Fort Knox, Mr. Irwin was General Manager of Amax Gold’s Sleeper Mine in Nevada and Manager of the Climax Molybdenum Mine in Colorado. Mr. Irwin has a degree in Mineral Engineering-Chemistry from the Colorado School of Mines.

Tom S. Q. Yip. Mr. Yip has been the Chief Financial Officer since September 2011 and has over 25 years of experience in the mining industry. Prior to joining the Company, he served as the Chief Financial Officer for Silver Standard Resources Inc., a Canadian mining company with a substantial portfolio of silver properties in the Americas, from July 2007 to August 2011. He was a key member of the leadership team to transition from an exploration and development company to a producer. Prior to that, he served as the Chief Financial Officer for Asarco, LLC, a copper mining, smelting and refining company, from May 2006 to July 2007. Mr. Yip began his career in the mining industry with Echo Bay Mines Ltd., where he worked for 20 years holding various financial roles including Chief Financial Officer before the company merged with Kinross Gold Corporation in 2003. He is a Chartered Accountant and holds a Bachelor of Commerce degree in Business Administration from the University of Alberta.

Involvement in Certain Legal Proceedings/Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Except as disclosed below:

1.	No director, nominee or executive officer of the Company has been involved in any of the events described by Item 401(f) of Regulation S-K during the past ten years.

2.

Other than as noted below, no proposed director is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

	(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means:

	(a)	a cease trade order;

	(b)	an order similar to a cease trade order; or

	(c)	an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

John Ellis was a director of Royal Coal Corp., a public natural resource company listed on the TSXV. On May 9, 2012, after Mr. Ellis ceased as a director, the BC Securities Commission issued a cease trade order against Royal Coal Corp. for failure to file audited financial statements for the period ended December 31, 2011 during the period when Mr. Ellis served as a director. The cease trade order remains in effect.

3.	No proposed director:

(a)

is, as at the date of this Proxy Statement, or has been within the ten years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

(b)

has, within ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or has a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

4.	Other than as noted below, no proposed director has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

	(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.

On March 10, 2010, the TSX Venture Exchange (“TSXV”) rendered a decision following a review by its Compliance & Disclosure Department of certain loans from Dorato Resources Inc. (“Dorato”) to Trevali Mining Corporation (“Trevali”), a company with certain directors and officers in common with Dorato. Although the loans were repaid in full and disclosed in Dorato’s financial statements, the TSXV determined that Dorato had not obtained the required regulatory or board approval. As part of its decision, the TSXV determined that Mr. Drescher (a director and audit committee member of Dorato) must seek prior written approval from the TSXV should he propose to be involved with any additional TSXV-listed issuer as a director or officer. The Toronto Stock Exchange (“TSX”) subsequently determined Mr. Drescher must seek approval from the TSX should he propose to be involved with any additional TSX-listed issuers as a director or officer. In addition, Mr. Drescher must inform the TSX of any future actions commenced against him by any regulatory entity. In March 2013, Mr. Drescher applied to the TSX for reconsideration of the abovementioned restrictions and, on May 1, 2013, the TSX agreed to remove all such restrictions.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. The Company has reviewed its corporate governance practices in light of National Policy 58- 201 Corporate Governance Guidelines (“NP 58-201”). In certain cases, the Company’s practices comply with the guidelines; however, the Board considers that some of the guidelines are not suitable for the Company at its current stage of development and therefore these guidelines have not been adopted. National Instrument 58 101 (“NI 58-101”) mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below.

NYSE MKT Corporate Governance

The Common Shares are listed on the NYSE MKT. Section 110 of the NYSE MKT Company Guide permits the NYSE MKT to consider the laws, customs and practices of foreign issuers in relaxing certain NYSE MKT listing criteria, and to grant exemptions from NYSE MKT listing criteria based on these considerations. Currently, in respect to certain matters discussed below, the Company follows Canadian practices that differ from the requirements of the NYSE MKT. The Company posts on its website at www.ithmines.com a description of the significant ways in which the Company’s governance practices differ from those followed by domestic companies pursuant to NYSE MKT standards. The contents of the Company’s website are not incorporated into this report and the reference to such website is intended to be an inactive textual reference only.

A description of the significant ways in which the Company’s governance practices differ from those followed by U.S. domestic companies pursuant to NYSE MKT standards is as follows:

Shareholder Meeting Quorum Requirement: The NYSE MKT minimum quorum requirement for a shareholder meeting is one-third of the outstanding shares of common stock. In addition, a company listed on NYSE MKT is required to state its quorum requirement in its bylaws. The Company’s quorum requirement is set forth in its articles. The Company’s articles provide that the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at a meeting. The Company obtained an exemption from the NYSE-MKT quorum requirements upon its initial listing.

Shareholder Approval Requirements: NYSE MKT requires a listed company to obtain the approval of its shareholders for certain types of securities issuances, including private placements that may result in the issuance of common shares (or securities convertible into common shares) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. In general, there is no such requirement under British Columbia law or under the rules of the TSX unless the transaction results in a change of control or will result in the issuance of issuance of common shares (or securities convertible into common shares) equal to an aggregate of 25% or more of presently outstanding shares at a price less than the market price in any three-month period. The Company will seek, and has previously obtained, a waiver from NYSE MKT’s shareholder approval requirements in circumstances where the securities issuance does not trigger such a requirement under British Columbia law or under the rules of the TSX.

The NYSE MKT Company Guide also provides that shareholder approval is required for the participation of directors and officers in a private placement(s) pursuant to which the issuance of common shares to such officers and directors at a discount to market is considered an equity compensation arrangement. Under applicable Canadian rules, shareholder approval is not generally required in respect of a private placement to directors and officers of the issuer unless, during any six month period, securities are issued to insiders entitling them to purchase more than 10% of the number of listed securities outstanding, on a non-diluted basis, prior to the completion of the first private placement to an insider during such period. As shareholder approval was not required in Canada in respect of certain private placements carried out by the Company in which directors and officers participated, the Company was granted exemptions from the requirements of the NYSE MKT Company Guide pursuant to Section 110 thereof.

The foregoing is consistent with the laws, customs and practices in Canada.

Board Mandate and Oversight of Risk Management

The Board has not adopted a written mandate. At this stage of the Company’s development, the Board does not believe it is necessary to adopt a written mandate as sufficient guidance is found in the applicable corporate legislation and regulatory policies. The mandate of a board of directors, as prescribed by the BCBCA, is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the Board oversees the management of the Company’s affairs directly and through the operation of its standing committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company’s overall business strategies and its annual business plan; reviewing and approving the annual corporate budget and forecast; reviewing and approving significant capital investments outside the approved budget; reviewing major strategic initiatives to ensure that the Company’s proposed actions are in accordance with its stated shareholder objectives; reviewing succession planning; assessing management’s performance; reviewing and approving the financial statements, reports and other disclosures issued to shareholders; ensuring the effective operation of the Board; and safeguarding shareholders’ equity interests through the optimum utilization of the Company’s capital resources. The Board also takes responsibility for identifying the principal risks of the Company’s business and for ensuring these risks are effectively monitored and mitigated to the extent reasonably practicable.

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon the CEO to supervise day-to-day risk management. The CEO reports directly to the Board and certain Board committees on such matters, as appropriate.

The Board delegates certain oversight responsibilities to its Committees. For example, the Audit Committee is primarily responsible for the integrity of the Company’s internal control and management information systems and for the Company’s policies regarding corporate disclosure and communications.

Director Independence

A director of a company is considered “independent” within the meaning of NP 58-201 if he or she has no direct or indirect “material relationship” with the company. A “material relationship” is a relationship which could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Under Section 803 of the NYSE MKT Company Guide, a director of a company is considered “independent” if he or she is not an executive officer or employee of the company (and has not been so in the past 3 years), and the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each director is independent under NYSE MKT listing standards and NP 58-201.

The independent directors routinely meet as a group without members of management or non-independent directors and exercise their responsibilities for independent oversight of management with the guidance of the Chair, who is independent.

Position Descriptions

The Board has not developed a written description for the Chair position, for the chair of any of its standing committees or for the CEO. To date, given the size of the Company and its stage of development, the Board does not believe that formal written descriptions of these positions are required, and that good business practices and the common law provide guidance as to what is expected of each position. The general duties of the CEO are set forth in the employment agreement between the CEO and the Company. The employment agreement between the CEO and the Company was approved by the Board.

The positions of Chair and CEO are separate. Stephen A. Lang is the current Chair. While the Board has not developed a formal position description for the Chair, it considers that the Chair’s role is to provide independent leadership to the Board, a function the Board believes Mr. Lang is well suited for by virtue of his extensive experience with public companies in the mining industry, including as Chairman.

Orientation and Continuing Education

At the current time, the Board provides ad hoc orientation for new directors. New directors are briefed on strategic plans, short, medium and long term corporate objectives, the Company’s current mineral properties and ongoing exploration programs, business risks and mitigation strategies, corporate governance guidelines and existing company policies. There is no formal orientation for new members of the Board. This is considered to be appropriate given the Company’s size and current level of operations. If warranted by the growth of the Company’s operations, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board are such that no formal continuing education process is deemed necessary, as the Board is comprised of individuals with extensive experience in the mineral exploration and mining industry, as well as running and managing public companies in the natural resource sector. Several directors are also directors of other natural resource companies. Board members are encouraged to communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation. They also have full access to the Company’s records. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, directors’ duties and obligations and similar matters.

Ethical Business Conduct

The Board expects management to enhance shareholder value by executing the Company’s business plan and meeting performance goals and objectives according to the highest ethical standards. To this end, in September 2006 the Board adopted a Code of Business Conduct and Ethics (the “Code”) for its directors, officers, employees and, in appropriate cases, consultants. Copies of the Code are available on our website at www.ithmines.com under “Corporate” - “Corporate Governance” or at www.sedar.com. Training in the Code is included in the orientation of new employees. To ensure familiarity with the Code, directors, officers and employees are asked to read the Code and sign a compliance certificate annually. Directors, officers and employees are required to report any known violations of the Code to the Company’s Ethics Officer, the chair of the Audit Committee or to the Company’s outside U.S. or Canadian counsel.

Since the beginning of the Company’s most recent fiscal year there have not been any material change reports or current reports on Form 8-K filed that pertain to any conduct of a director or executive officer that constitutes a departure from the Code or a waiver of the Code by the Board. In addition to the provisions of the Code, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA which set forth the manner of dealing with any conflicts of interest. Specifically, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

In September 2006, the Board also adopted a “Share Trading Policy” (revised November 5, 2013) which prescribes rules with respect to trading in securities of the Company where there is any undisclosed material information or a pending material development. Strict compliance with the provisions of this policy is required, with a view to enhancing investor confidence in the Company’s securities and contributing to ethical business conduct by the Company’s personnel. In September 2006, the Board also created the Health, Occupation Safety & Environmental Committee (now called the Technical Committee) in order to reflect the Company’s continuing commitment to improving the environment and ensuring that its activities are carried out in a safe, sustainable and environmentally sound manner. In February 2014, the committee was renamed to the Technical Committee in order to encompass additional focus on reviewing project design and operational aspects of any proposed mine development.

Anti-Hedging Policy

The Company does not currently have an anti-hedging policy in place for directors, officers or employees who may purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation. The Board will assess the need and consider implementing such a policy in the future if warranted.

Communications with the Board

Interested parties, including shareholders of the Company, desiring to communicate with members of the Board may do so by mailing a request to the Secretary of International Tower Hill Mines Ltd. at 2300-1177 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2K3. Any such communication should state the number of shares beneficially owned, if any, by the interested party making the communication. The Secretary will forward any such communication to the Chair of the Corporate Governance and Nominating Committee, and will forward such communication to other members of the Board, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, internal controls, auditing or fraud will be forwarded to the Chairman of the Audit Committee.

COMMITTEES OF THE BOARD

Committees of the Board are an integral part of the Company’s governance structure. At the present time, the Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical Committee (formerly the Health, Occupational Safety & Environmental Committee). Details of the composition and function of the standing committees of the Board are as follows:

Director	Audit Committee	Compensation	Corporate	Technical
		Committee	Governance and	Committee
Nominating
Committee

Anton J. Drescher	Chair		X
John J. Ellis		X		Chair
Mark R. Hamilton	X	Chair
Stephen A. Lang		X	X	X
Thomas S. Weng	X		Chair	X

Audit Committee

Members: Anton J. Drescher (Chair), Mark R. Hamilton and Thomas S. Weng

The Board has a standing Audit Committee of at least three members. All members of the Audit Committee are independent under NP 52-110, the NYSE MKT listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and satisfy the composition requirements of Section 803(B)(2)(a) of the NYSE MKT Company Guide. The Board has determined that Anton J. Drescher is an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S- K. As an “audit committee financial expert,” Mr. Drescher satisfies the NYSE MKT financial literacy and sophistication requirements. The Audit Committee has adopted a charter that describes its responsibilities in detail. The charter is available on the Company’s website at www.ithmines.com.

The primary responsibility for financial reporting, internal controls, compliance with laws and regulations and ethics rests with the management of the Company. The Audit Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence and the performance of the Company’s internal controls function. The Audit Committee reviews the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board have established and the audit process. The Audit Committee also reviews the audited financial statements and discusses them with the management of the Company. Additional information about the Audit Committee’s role in corporate governance can be found in the committee’s charter.

Compensation Committee

Members: Mark R. Hamilton (Chair), John J. Ellis and Stephen A. Lang.

As set out in its written charter, the overall purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee charter is available on the Company's website at www.ithmines.com. The Compensation Committee has the duty and responsibility to ensure that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of management. It also has the duty to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year, and to review, on an annual basis, the salary, bonus and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval of the Board.

Additionally, the Compensation Committee reviews, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO, and makes recommendations in respect thereof for approval by the Board. The Compensation Committee may not delegate these duties and responsibilities, however, the Compensation Committee may, in its sole discretion, retain, at the expense of the Company, such legal, financial, compensation or other advisors or consultants as it may deem necessary or advisable in order to properly and fully perform its duties and responsibilities.

Corporate Governance and Nominating Committee

Members: Thomas S. Weng, (Chair), Anton J. Drescher and Stephen A. Lang

As set out in its written charter, the primary roles of the Corporate Governance and Nominating Committee include developing and monitoring the effectiveness of the Company’s corporate governance system and ensuring the Company is in line with the proper delineation of the roles, duties and responsibilities of the Company, the Board and its committees. The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.ithmines.com. The Corporate Governance and Nominating Committee also establishes procedures for the identification of new nominees to the Board, leads the candidate selection process, and develops and implements orientation procedures for new directors. Currently, the Corporate Governance and Nominating Committee does not have a policy allowing for the consideration of director candidates recommended by security holders, but would consider such nominees if presented to the committee on a timely basis. The Corporate Governance and Nominating Committee is also responsible for assessing the effectiveness of directors, the Board and the various committees of the Board and assisting the Board in setting the objectives of the CEO and evaluating the performance of the CEO.

The Corporate Governance and Nominating Committee, composed solely of independent directors, is responsible for reviewing proposals for new nominees to the Board and conducting such background reviews, assessments, interviews and other procedures as it believes necessary to ascertain the suitability of a particular nominee. In determining whether a candidate is qualified to be nominee for a position on the Board, the committee will take into consideration factors such as it deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size and the need for particular expertise on the Board. The selection of potential nominees for review by the Corporate Governance and Nominating Committee are generally the result of recruitment efforts by the individual Board members or the CEO, including both formal and informal discussions among Board members and with the CEO, and are usually based upon the desire to have a specific set of skills or expertise included on the Board.

The appointment of new directors, either to fill vacancies or to add additional directors as permitted by applicable corporate legislation, or the nomination for election as a director of a person not currently a director by the shareholders at an annual general meeting is carried out by the Board, based on the recommendation of the Corporate Governance and Nominating Committee. Once the names of any suggested nominees are provided to the Corporate Governance and Nominating Committee, the committee carries out such reviews as it determines to be appropriate, including interviews with the proposed nominee, to determine if the proposed nominee is an appropriate “fit” for election to the Board. The Corporate Governance and Nominating Committee then makes a recommendation to the full Board as to the nomination of the identified individual for election as a director, for appointment as a replacement for a director who has resigned or for appointment as an additional director, as applicable. In addition, prior to each annual general meeting of the shareholders of the Company, the Corporate Governance and Nominating Committee carries out a review of the then current Board composition and makes recommendations as to the individuals, whether existing directors or non- directors, it considers should be nominated for election as a director. With respect to the five nominees for election as a director at the Meeting disclosed in this Proxy Statement, the Corporate Governance and Nominating Committee as a whole made the determination to nominate each such nominee, and no holder of Common Shares, non-management director, chief executive officer, other executive officer, third-party search firm, or other source recommended any specific nominee.

Majority Voting Policy

On April 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provide the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board. The Corporate Governance and Nominating Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders’ meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may:

(a)	leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company;

(b)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(c)	call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position.

Directors who do not submit their resignation in accordance with the majority voting policy will not be re-nominated for election at the next shareholders’ meeting. The majority voting policy applies only in the case of an uncontested shareholders’ meeting, meaning a meeting where the number of nominees for election as directors is equal to the number of directors to be elected. A copy of the majority voting policy is available at the Company’s website at www.ithmines.com.

Technical Committee

Members: John J. Ellis (Chair), Stephen A. Lang and Thomas S. Weng

As set out in its written charter, the overall purpose of the Technical Committee (previously called the Health, Occupational Safety & Environmental Committee) is to assist the Board in reviewing technical matters related to project design and operations as well as fulfilling the Board’s oversight responsibilities with respect to the Board’s and the Company’s continuing commitment to improving the environment and ensuring that activities are carried out and facilities are operated and maintained in a safe and environmentally sound manner that reflects the ideals and principles of sustainable development. The Technical Committee charter is available on the Company’s website at www.ithmines.com. The Technical Committee will review technical materials prepared by management of the Company and will monitor, review and provide oversight with respect to the Company’s policies, standards, accountabilities and programs relative to health, safety, and environmental-related matters.

Board and Committee Meetings

The Board held 5 regular meetings, 4 special meetings and 5 meetings by unanimous consent during the fiscal year ended December 31, 2013 (“Fiscal Year 2013”). Each director attended, in person or by telephone, at least 75% of the aggregate number of meetings held by the Board and by the committees of the Board on which he or she served during Fiscal Year 2013. It is the Company’s policy that each director personally attends each Annual Meeting. All of the then incumbent Directors, other than Mr. Haddon, Mr. Pontius (who was not standing for re-election) and Mr. Hamilton, attended last year’s annual meeting. The attendance record of each director at full Board meetings, and at meetings of any Board committees of which the applicable director is a member for the Fiscal Year 2013 are as follows:

	General Board Meeting (5) (6)	Board Committees(1)
		Audit	Compensation	Corporate Governance & Nominating
Donald Ewigleben (2)	14/14
Daniel Carriere (2)	11/14		2/2	1/1
Anton Drescher	14/14	4/4
Timothy Haddon (2)	13/14	4/4
Mark Hamilton	14/14	4/4	2/2	1/1
Jeffrey Pontius (3)	3/3
Roger Taplin (2)	14/14
Thomas Weng (4)	3/3	1/1	1/1
Jonathan Berg (7)	-
Total Meetings Held in Fiscal 2013	14	4	2	1

1)	The Health, Occupational Safety & Environmental Committee and the Transaction Committee did not meet during Fiscal Year 2013.
2)	Messrs. Ewigleben, Carriere, Haddon and Taplin resigned on December 31, 2013.
3)	Mr. Pontius did not stand for re-election at the June 6, 2013 annual general meeting of the shareholders.
4)	Mr. Weng was appointed to the Board on August 5, 2013. Mr. Weng attended all the meetings of the Board, Audit and Compensation Committees while he was a member.
5)	Includes 5 meetings held by unanimous consent. Each director signed every unanimous consent.
6)	Mr. Lang and Mr. Ellis were appointed to the Board in February 2014.
7)	Mr. Berg resigned as a director on January 29, 2013. There were no board or committee meetings during Mr. Berg’s tenure as a director in 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The authorized capital of the Company consists of 500,000,000 Common Shares without par value. As at the date of this Proxy Statement, 98,068,638 Common Shares were issued and outstanding. Each issued Common Share carries the right to one vote at the Meeting.

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Shares, as of April 4, 2014, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares. The percentage of beneficial ownership is based on 98,068,638 Common Shares outstanding as of April 4, 2014. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each beneficial owner named in the table has sole voting and investment power with respect to the Common Shares set forth opposite such beneficial owner’s name. The information provided in this table is based on the Company’s records and information filed with the SEC, unless otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Tocqueville Asset Management, L.P.(2) 40 W. 57th Street, 19th Floor New York, New York 10019	19,275,842	19.66%
AngloGold Ashanti (U.S.A.) Exploration Inc.(3) 6300 S. Syracuse Way, Suite 500, Greenwood Village, Colorado 80111	11,073,323	11.29%
Paulson & Company(4) 1251 Avenue of the Americas, 50th Floor New York, New York 10020	8,908,000	9.08%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 4, 2014, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 4, 2014, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 4, 2014. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.

(2)

Tocqueville Asset Management, L.P. (“TAM”) is the investment advisor of a number of investment funds and managed accounts of private clients and institutional groups (collectively, the “TAM Accounts”). TAM does not itself own any securities of the Company, but has authority to exercise control or direction over certain securities of the Company as the investment advisor of the TAM Accounts. The share information is based on Company records.

(3)

AngloGold Ashanti (U.S.A.) Exploration Inc. (“AngloGold”) is an indirect wholly owned subsidiary of AngloGold Ashanti Limited, a South African public company whose securities are listed on the New York, Johannesburg, Ghanaian, London and Australian Stock Exchanges. The share information is based on Company records.

(4)

Paulson and Company is the investment advisor of a number of investment funds and managed accounts of private clients and institutional groups (collectively, the “PC Accounts”). Paulson and Company does not itself own any securities of the Company, but has authority to exercise control or direction over certain securities of the Company as the investment advisor of the PC Accounts. The share information is based on a Schedule 13G filed with the SEC on July 31, 2013.

The following table sets forth certain information regarding beneficial ownership of Common Shares as of April 4, 2014 by (a) each of the Company’s named executive officers, directors and nominees, individually and (b) the Company’s current executive officers, directors and director nominees, as a group. The percentage of beneficial ownership is based on 98,068,638 Common Shares outstanding as of April 4, 2014. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. The information provided in this table is based on Company records and information filed with the SEC and the BC Securities Commission, unless otherwise noted. The business address of each person set forth in the table below is c/o International Tower Hill Mines Ltd. 2300-1177 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2K3.

		Number of Shares Beneficially
	Number of	Owned as a Result of Equity
	Common	Awards Exercisable or Vesting		Percentage of
Name of Beneficial Owner	Shares Owned	Within 60 Days of April 4, 2014	Total(1)	Class
Non-employee Directors
Anton Drescher	489,218	173,333	662,551	*
John Ellis	-	20,000	20,000	*
Mark Hamilton	25,000	173,333	198,333	*
Stephen Lang	-	20,000	20,000	*
Thomas Weng	-	40,000	40,000	*
Named Executive Officers
Donald Ewigleben	10,000	-	10,000	*
Thomas Irwin	30,000	549,998	579,998	*
Tom Yip	40,000	1,126,666	1,166,666	1.19
All current directors, executive officers and director nominees as a group	584,218	2,103,330	2,687,548	2.75

* Less than 1%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 4, 2014, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 4, 2014, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 4, 2014. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities. Executive officers, directors and holders of more than 10% of the Common Shares are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required to be filed during Fiscal Year 2013, all filing requirements under Section 16(a) applicable to officers, directors and more than 10% shareholders were satisfied timely, with the exception of the initial ownership Form 3 for Mr. Weng upon his appointment as director in August 2013, which was filed in March 2014.

Certain Relationships and Related Transactions

There have been no reportable transactions with related persons during 2013.

Procedures for Approval of Transactions with Related Parties

In accordance with the requirements of the NYSE MKT, the Board passed a resolution on June 20, 2007 requiring that, in addition to any requirements under applicable corporate laws, all “related party transactions” are required to first be reviewed and approved by the Company’s Audit Committee. The resolution requires approval by the Audit Committee of all transactions in which the Company is a participant and in which any of the Company’s directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest. All related party transactions are reported for review by the Audit Committee. The Audit Committee determines whether these transactions are in the best interests of the Company and its shareholders. In addition, related party transactions are subject to the provisions of Multilateral Instrument 61-101 “Protection of Minority Shareholders in Special Transactions”, which prescribes certain conditions under which related party transactions may be carried out, and provides certain exemptions thereto. Conflicts of interest with respect to the involvement of directors and officers in transactions with the Company are also subject to the provisions of the BCBCA and the Company’s articles.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The Board established the Compensation Committee and adopted a written charter for the committee on September 22, 2006. The current members of the Compensation Committee are Mark Hamilton (Chair), John Ellis and Stephen Lang, each of whom are independent directors.

During fiscal 2013, the makeup of the Compensation Committee was as follows: From January 1, 2013 until January 29, 2013, the Compensation Committee consisted of Mr. Carriere (Chair), Mr. Hamilton and Mr. Berg. From January 30, 2013 until June 5, 2013, the Compensation Committee consisted of Mr. Carriere (Chair) and Mr. Hamilton. From June 6, 2013 until August 4, 2013, the Compensation Committee consisted of Mr. Carriere (Chair), Mr. Hamilton and Mr. Haddon. From August 5 and prior to January 1, 2014, the Committee consisted of Mr. Carriere (Chair), Mr. Hamilton and Mr. Weng. During their tenure on the Compensation Committee, each of Messrs. Carriere, Berg, Haddon and Weng were independent directors.

Mr. Carriere resigned as a director on December 31, 2013, following which the Compensation Committee was restructured on January 3, 2014 to consist of Mr. Hamilton (Chair), Mr. Weng and Mr. Drescher. Effective February 25, 2014, the Compensation Committee was restructured to consist of Mr. Hamilton (Chair), Mr. Ellis and Mr. Lang.

The overall purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee is responsible for administering all equity-based compensation programs, including the Company’s 2006 Incentive Stock Option Plan (the “Stock Option Plan”).

The duties and responsibilities of the Compensation Committee are as follows:

(a)	to recommend to the Board human resources and compensation policies and guidelines for application to the Company;

(b)	to review and recommend any changes thought necessary to the Company’s domestic and international compensation and human resources policies and procedures;

(c)	if required by applicable legislation or policy, to prepare, on an annual basis for inclusion in the Company’s annual proxy statement, a report on the Company’s compensation practices;

(d)	to ensure that the Company has in place programs to attract and develop management of the highest calibre and a process to provide for the orderly succession of management, such that particularly:

(i) properly reflect the duties and responsibilities of members of management;

(ii) are effective and competitive in attracting, retaining and motivating people of the highest quality; and

(iii) are based on established corporate and individual performance objectives;

(e)	to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year;

(f)

to review, on an annual basis, the salary, bonus and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(g)

to review, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO, all within the human resources and compensation policies and guidelines approved by the Board, and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(h)	to implement and administer human resources and compensation policies approved by the Board concerning the following:

(i) executive compensation, contracts, stock plans or other incentive plans; and

(ii) proposed personnel changes involving officers reporting to the CEO;

(i)	to review any proposed amendments to the Company’s Stock Option Plan and report to the Board thereon;

(j)

to review and make recommendations to the Board concerning the CEO’s recommendations for stock option grants to directors, senior officers, employees and consultants of the Company and its affiliates under the Company’s Stock Option Plan;

(k)	from time to time, to review the Company’s broad policies and programs in relation to benefits;

(l)	to annually receive from the CEO recommendations concerning annual compensation policies and budgets for all employees;

(m)	from time to time, to review with the CEO the Company’s broad policies on compensation for all employees and overall labour relations strategy for employees;

(n)

to periodically review the adequacy and form of the compensation of directors and to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and to report and make recommendations to the Board accordingly;

(o)	to report regularly to the Board on all of the committee’s activities and findings during that year; and

(p)

to develop a calendar of activities to be undertaken by the committee for each ensuing year and to submit the calendar in the appropriate format to the Board within a reasonable period of time following each annual general meeting of shareholders.

The following table provides further detail with regard to the members of the Compensation Committee and their relevant experience in executive compensation-related roles:

	Mark	John Ellis	Stephen	Daniel	Thomas	Jonathan	Timothy
	Hamilton		Lang	Carriere	Weng	Berg	Haddon

Experience as senior
leadership of organizations	|/	|/	|/	|/	|/	|/	|/
similar to the Company

Direct operational,
functional or oversight	|/	|/	|/	|/	|/	|/	|/
experience in executive
compensation

Experience serving on
compensation committees of	-	|/	|/	|/	|/	|/	|/
organizations similar to the
Company

Currently serving on
compensation committee(s)	-	|/	-	-	|/	|/	|/
of organizations similar to
the Company

The current members of the Compensation Committee, consisting of Messrs. Hamilton, Ellis and Lang, have over 40 years of combined experience, both as senior leadership as well as direct operational or functional experience overseeing executive compensation at organizations similar to the Company. Messrs. Hamilton, Ellis and Lang have each served on the compensation committee of similar-sized organizations, and the committee supports continuous training and education with respect to executive compensation. It is the opinion of the Board that the extensive experience held by members of the Compensation Committee will provide them with the ability to make sound and proper decisions on the suitability of the Company’s compensation policies and practices.

The Chair of the Compensation Committee is responsible for setting the priority for the work of the committee, ensuring that members have the information needed to fulfill their responsibilities, overseeing the logistics of the committee’s operations, reporting to the Board on the committee’s decisions and recommendations and setting the agenda for meetings of the committee.

Independent Compensation Advisors

The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties, including compensation consultants and advisers. In the year ended December 31, 2013, the Compensation Committee did not retain the services of any independent advisors.

Executive Compensation Strategy, Philosophy and Principles

The Company’s executive compensation strategy is designed to attract, retain and motivate an experienced and effective key management team. The strategy focuses on creating strong links between pay and performance and aligning the interests of executives, shareholders and other stakeholders.

The executive officers of the Company are compensated in a manner consistent with their respective contributions to the overall benefit of the Company, and in line with the criteria set out below.

The determination of executive compensation amount and award is based on a combination of factors, including, but not limited to, information provided to the Compensation Committee by compensation consultants, market conditions, compensation of peer group entities, internal policies and practices and the discretion of the Compensation Committee in consideration of their compensation-related experience. The compensation program for each of the executive officers includes base salary, annual cash incentive bonus and stock options.

In the case of a mineral exploration company with a significant asset in the advanced exploration/feasibility stage such as the Company, the Compensation Committee considers the following aspects to be of primary importance in assessing the performance of executive officers:

a)	the ability to design, implement and carry out mineral development in a safe, environmentally appropriate and efficient and cost effective basis;

b)

the ability to raise the significant and necessary capital to permit the Company to carry out the work required to advance such a project through to a stage where a production decision can be considered;

c)	the ability to locate and hire the appropriate personnel required to carry out a feasibility study and permitting activities;

d)

should a production decision be made, the ability to finance, construct and operate a major mine project, focus the Company’s resources and appropriately allocate such resources to the benefit of the Company as a whole; and

e)	the ability to ensure compliance by the Company with applicable regulatory requirements and carry on business in a sustainable manner.

In 2012, at the recommendation of the Hay Group, the Compensation Committee’s independent compensation advisor, the Company adopted a new “Total Compensation Strategy and Framework” with a view to:

a)	create a performance based and incentivized environment, wherein significant rewards are available when measurable and achievable objectives are exceeded;

b)	further incentivize performance by using variable compensation to focus on developing ownership positions within the Company;

c)	attract and retain highly qualified executives;

d)	motivate executives and employees to perform at the highest level possible through a collaborative team effort; and

e)	enhance Company and shareholder value.

The total compensation strategy and framework is described below.

Compensation Peer Group

For the purpose of external benchmarking, a primary compensation peer group of companies was recommended by the Hay Group and subsequently adopted by the Compensation Committee. The Compensation Committee used its experience and familiarity with the industry and activities of comparable companies to determine those it believes to be peers.

The selection criteria of the peer companies were stage of development, project size, project location and entities with a single large project. The peer group used in 2013 compensation planning consisted of Chesapeake Gold, Exeter Resource, Gabriel Resources, Guyana Goldfields, NovaGold Resources, Rainy River, Romarco Minerals, Seabridge Resources and Torex Gold.

The peer group was established at the beginning of 2013 and was deemed to be comparable companies by management and the Compensation Committee. The group included development stage companies and construction stage/near term producers. Near term producers were included in the group because the Company competes with these companies in the process of hiring senior executives. Information from public reporting documents for each of these companies regarding annual base and other cash compensation for the CEO and other executive officers was compiled and analyzed to determine average and median compensation of executive officers of the peer group for the fiscal year 2012. The results of the analysis indicated that the compensation of the Company’s NEOs were lower than the average and the median of the peer group for total cash compensation, which includes annual and short term cash compensation. After the annual review of executive officer performance, no compensation adjustments were recommended and resulted in the NEO’s base salary being maintained within the second quartile of the peer group range.

The comparative group of companies can vary from year to year, depending primarily upon the activities of companies in the industry, their respective projects and the success of their exploration activities.

Elements of Compensation

Base Salaries

Base salaries were targeted at levels that were competitive with the base salaries paid by mining companies of a comparable size to the Company. Base salaries were initially set through negotiation at the time of hire, and are reviewed annually by the Compensation Committee to determine if adjustments were required.

In 2013, base salaries were targeted at the median of a specified range of appropriate base salary levels drawn from data for similar roles within the peer group as well as the broader mining industry. Executive salaries at the Company will be reviewed annually when updated market data is available, and will be adjusted based on corporate and individual performance over the previous year. Salary for individual executives may be positioned above or below the target level to reflect years of experience, potential, performance, business circumstances, market demands or other factors specific to the executive role. There were no adjustments to the NEO’s base compensation for 2014 after considering the market conditions for the gold industry, changes in the Company’s organization, inflation and resultant increases in responsibilities as well as analysis of peer group data.

The Compensation Committee typically, in consultation with the CEO, makes recommendations to the Board regarding the base salaries for executive officers of the Company other than the CEO. The Compensation Committee is responsible for recommending the salary level of the CEO to the Board for approval.

Annual Incentives (Short-Term Incentives)

Since 2012, the Company adopted the Annual Incentive Compensation Plan (the “AICP”). The AICP considers performance over a short term (one year) period based on measurable goals and objectives. It is designed to reinforce performance against both corporate and individual goals. Success in achievement is assessed relative to pre-determined targets for each of the strategic objectives. The following is a summary of the AICP:

a)

The target value of AICP grants is determined based on market competitiveness in consideration of total compensation, with recommended target ranges established for all positions. Annual incentive awards are paid out in the form of cash, shares or a combination of cash and shares.

b)

With respect to corporate goals, each year the CEO will develop 3-5 objectives for approval by the Board. These corporate goals will be implemented as company-wide priorities for the year. Based on the approved corporate goals, the executive team will then determine appropriate objectives in their respective business / functional areas.

c)

With respect to personal goals, each position in the Company will establish 3-5 achievable and specific objectives per year that are approved by their superior as their “individual goals” for the year. At least one must be a “personal goal” designed to develop the employee as an individual, which is invaluable in supporting the ability of employees to add additional value to the Company as a whole.

d)

The performance of executives will be evaluated on a systematic basis against the pre-established goals. Each executive is evaluated by the Compensation Committee with regard to their achievement of goals.

e)

If the Company has met or exceeded its corporate objectives, then payments will be awarded for various components. If the Company has not met or exceeded its corporate objectives, the incentive pool will not be triggered for the year and payments will not be awarded. For exceptional performance beyond objective achievement, the Board may recommend payouts above 100% target level at their discretion. These payouts will only be made in recognition of outstanding performance, and the payout will be separate from the annual award.

In 2013, the CEO and corporate goals consisted of five specific activities:

a)

Corporate Development/Strategic Planning including preparation of Strategic Plan (SP) for determining the opportunities for potential strategic alliance partners and successful negotiation of any agreements regarding a potential transaction with a strategic partner.

b)

Completion of the Feasibility Study (FS) for the Livengood Gold Project (Project) with an optimized project configuration and to be of a quality and specificity to attract the appropriate strategic alliance partner(s).

c)

Preparation of a Financing Plan to consider various scenarios for financing the capital necessary for the Company to remain an ongoing concern through 2014 and a financing plan for the continued development of the Project with or without the benefit of strategic alliance with another entity beyond 2014.

d)	Enhance Investor Relations Engagement by improving investor relationships and enhancing the overall awareness of the Company and the amount of information flow, as warranted.

e)

Maintain Safety and Environmental Performance with a best-in-class safety environment, improve safety performance, reduce incident rates, reduce spill frequency and severity rates, and improve leading indicator performance over the prior year; and achieve an environmental performance record in full compliance with Federal, state and local standards, and demonstrate high site stewardship standards and continuous improvement of environmental performance.

However, with the departure of the former CEO at the end of 2013, no formal evaluation of the achievement of such goals was conducted for 2013.

In 2013, the CFO goals included three specific activities in support of the overall corporate objectives:

a)	Ensuring adequate liquidity, developing funding options, and monitoring cost containment and cash flow;

b)	Preparation for a strategic alliance including preparation of data room, engaging and consulting with third party advisors ; and

c)	Ensuring timely and appropriate disclosures for the Feasibility Study and other material news as appropriate.

In 2013, the Vice President’s goals included three specific activities in support of the overall corporate objectives:

a)	Provide oversight and coordination in the completion of feasibility study within budgetary constraints including review of various project options;

b)	Development of a permitting plan for the project; and

c)	Formulate and execute public affairs and communication strategy and participate in development of a strategic alliance.

In relation to the consideration of AICP for the fiscal year 2013, the Compensation Committee met on November 14, 2013 and reviewed a memorandum prepared by management which discussed the achievement of the Company’s goals and individual objectives for the year 2013 and the resultant AICP calculation. The Compensation Committee reviewed with the CEO each of the achievements of the CFO and VP. With respect to the fiscal year 2013, eligible bonuses were calculated at 70 percent of their annual salary for both the CFO and VP; after considering budgetary constraints and given the state of the gold industry and the company’s share price performance during the year, no short term c a s h incentive was recommended for the NEOs.

Long Term Incentives (Stock Option Plan)

The Stock Option Plan is designed to align the interests of executives and those of shareholders through an opportunity of ownership. Other than the Stock Option Plan, the Company does not have any long term incentive plans.

Stock option grants typically vest 1/3 immediately on the grant date, 1/3 on the first anniversary of grant date and the balance on the second anniversary of grant date. The term of executive stock options has been generally set at five years.

Recommendations for the grant of incentive stock options are initially made by the CEO to the Compensation Committee, which is responsible for reviewing and considering any such recommended grants and thereafter recommending the grant thereof (subject to any changes determined appropriate by the Compensation Committee, including declining to recommend some or all of such grants, or amending the proposed terms thereof) to the Board, which then makes the actual grants. Stock options are made at the discretion of the Compensation Committee, considering the Company’s performance and an employees’ individual performance. While the Compensation Committee aims to have individuals with similar levels of responsibility holding approximately equivalent numbers of options, additional grants may be allocated to those executives believed by the Compensation Committee to be in a position to more directly affect the success of the Company.

In addition, ranges will be proposed for each organizational level of the Company, taking into consideration the number of shares available for distribution.

Benefit, Perquisites and Pension Programs

Other Benefits and Perquisites

The Company’s wholly-owned U.S. subsidiary, Tower Hill Mines, LLC (“Tower US”), has a benefit program in place, including medical and dental benefits and basic life insurance, which applies to all permanent employees of Tower US. The Company believes that such a plan is an important consideration in attracting the necessary personnel.

Executive Retirement Plan

The Company does not have a defined benefit pension plan for any of its executive officers or other employees. However, through Tower US, the Company makes contributions to a 401(k) plan on behalf of each of its employees, including executive officers, equal to 3% of their base salaries up to the contribution limit as prescribed by the U S Internal Revenue Service (“IRS”). In Fiscal Year 2013, contributions totaling $22,767 were made on behalf of the named executive officers.

Compensation Risk Management

The Board annually reviews and approves the Company’s strategic plan, considering business opportunities, level of risks consistent with the Company’s risk appetite, cost implications, health, safety and environmental standards and alignment with the rapid expansion objectives at the Company’s Livengood gold project in Alaska.

The Company has taken steps to ensure that its compensation policies and practices are consistent with prudent risk-taking. The following are highlights of various measures and applications with respect to compensation arrangements:

a)

The annual corporate objectives used for the purposes of short term incentive awards are approved by the Board for each year. The Board takes into account desired levels of business risk in determining such objectives.

b)	Measurable objectives are defined and form a portion of the basis of evaluating incentive compensation and the maximum amount of short term incentive payout will be defined.

c)	The use of share-based compensation will continue to be highly emphasized. The deferred vesting of stock options is a measure of time risk, focusing on long term performance.

d)

The award of various incentives and grants will be based on a mix of structure guidelines and discretion exercised by the Board. This balanced approach will help avoid unintentional outcomes as compared to a pure formulaic approach.

The Board’s review of compensation policies and practices considers the business risk of the Company in the context of the mining resource industry. The Board reviews and approves annual CEO performance targets in the context of approved annual budgets and corporate objectives. The CEO’s short-term goals and incentives are reviewed in the context of alignment with increasing shareholder value.

Effects of Internal Revenue Code Section 409A on Executive Compensation

Section 409A of the Internal Revenue Code generally affects the grants of most forms of deferred compensation. The Company’s compensation program is designed to comply with the final regulation of the IRS and other guidance with respect to Section 409A of the Internal Revenue Code and the Company expects to administer its compensation programs accordingly. The provisions of the NEO employment agreements include provisions to change the timing of payments of which may be required affecting any additional taxes or interest and amending agreements without impairing the economic benefits to the NEO, but in no event shall the Company be liable to any NEO for any taxes, penalties, or interest that may be due as a result of the application of Internal Revenue Code Section 409A.

Compensation Committee Report

The information contained in thefollowing Compensation Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, norshall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporatesthis report byreference therein.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that the following Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

This Report has been submitted by y the following members of the Compensation Committee:

Mark R. Hamilton, Chair, (member since November 18, 2011 and Chair from January 3, 2014)
John J. Ellis (from February 25, 2014)
Stephen A. Lang (from February 25, 2014)
Thomas S. Weng (member from August 5, 2013 until February 25, 2014)

Total Shareholder Return Performance

The following chart compares the total cumulative shareholder return on $100 invested in Common Shares on May 31, 2009 with the cumulative total returns of the S&P/TSX Composite Index and the S&P/TSX Global Gold Index for the same $100 investment over the same period. Canadian dollar closing price quotes on the TSX are converted to US dollars using the noon exchange rates as quoted by the Bank of Canada for the date of the closing price quote.

As can be seen from the foregoing graph, the Company’s performance directionally tracked the performance of the S&P/TSX Global Gold Index during the five most recently completed fiscal years. In earlier years the Company’s performance exceeded the performance of the S&P/TSX Composite Index and the S&P/TSX Global Gold Index; however in the most recent years the Company’s performance lagged the performance of both indices. The decline of the Company’s stock price over the last two years is worse than the decline in the price of gold as well as other precious metals equities over this time period. In 2011, ITH was preparing to transition from an exploration focused entity to a producer and recruited strong executiv ve staff to begin the transition. In September 2011, gold prices hit 20 year highs, but started a steady decline beginning g in October 2012 and investor sentiment turned negative towards mining equities with projects with lower grade resources requiring large capital expenditures. During 2013, the Company completed and released the Livengood Feasibility Study which showed marginal economics for the project contemplated in the Feasibility Study. Shareholder return declined 81% from December 2012 to December 2013. Total Compensation for NEOs declined 73% and Cash Compensation (salary and bonus) for NEOs declined 32% between 2012 and 2013 (except for the CEO who was not employed for the full year of 2012). In March 2013, option awards were issued at prices 52% above market and no short term cash incentives were paid to the NEOs for 2013 pursuant to the Company’s AICP program. The Company’s compensation to NEOs is generally aligned to shareholder returns over the last two years.

Summary Compensation Table

The following table sets forth the compensation for each named executive officer (“NEO”) during the years ended December 31, 2013 and 2012, and the seven month period ended December 31, 2011.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(2) ($)	All other compensation ($)	Total Compensation ($)
Donald C. Ewigleben CEO(3)	2013 2012 2011	528,536 131,868 -	- 200,000(4) -	- - -	- 1,995,500 -	7,650 38,682 -	536,186 2,373,550 -
Tom S. Q. Yip CFO(5)	2013 2012 2011	348,901 300,000 90,659	- 227,000 100,000(4)	- - -	61,153 812,461 2,819,444	7,650 14,831 5,720	417,704 1,354,292 3,015,823
Thomas E. Irwin Vice President(6)	2013 2012 2011	248,901 199,753 -	- 151,300 -	- - -	48,922 649,969 -	7,467 7,500 -	305,290 1,001,022 -

1)	Years ended December 31, 2013, December 31, 2012 and seven months ended December 31, 2011.
2)

Amount represents the grant date fair value of option awards. The grant date fair value of option awards was calculated in accordance with Financial Accounting Standards Board Codification Topic 718. Canadian dollar amounts were translated to U.S. dollars using the spot rate on the date of grant. Additional option award information for 2013 option grants is contained under the heading Incentive Plan Awards below.

3)

Mr. Ewigleben was appointed as CEO on September 19, 2012. During 2012, Mr. Ewigleben received option grants valued at $487,477 in his capacity as a director and $1,508,023 upon his appointment as CEO. All other compensation during 2013 consists of Company contribution to 401(k) plan of $7,650 and during 2012 includes fees paid for duties performed as director of $38,682.

4)	This amount represents initial signing bonuses paid to induce such individuals to join the Company.
5)

Mr. Yip was appointed as CFO on September 7, 2011. Amounts in all other compensation consist of: Company contribution to 401(k) plan of $7,650 during 2013; Company contribution to 401(k) plan of $7,500 and relocation costs $7,331 in 2012; and Company contribution to 401(k) plan of $5,720 in 2011.

6)	Mr. Irwin was appointed Vice President on August 16, 2012. Amounts in all other compensation during 2013 and 2012 consist of Company contribution to 401(k) plan of $7,467 and $7,500, respectively.

Incentive Plan Awards

A summary of plan-based awards granted during the year ended December 31, 2013 to each NEO is set forth below. All grants are of options made under the Company’s Stock Option Plan.

Grants of Plan Based Awards
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (C$/Sh)	Grant Date Fair Value of Option Awards(1)
Donald C. Ewigleben President & CEO	-	-	-	-
Tom S. Q. Yip CFO	March 14, 2013	125,000	2.18	$61,153
Thomas E. Irwin Vice President	March 14, 2013	100,000	2.18	$48,922

(1)

Amount represents the grant date fair value of option awards. The grant date fair value of option awards was calculated in accordance with Financial Accounting Standards Board Codification Topic 718. Canadian dollar amounts were translated to U.S. dollars using the spot rate on the date of grant.

Outstanding Option Awards

The following table sets forth the option-based awards granted to the NEOs that were outstanding as at December 31, 2013:

Outstanding Equity Awards at 2013 Fiscal Year End
Name	Number of securities underlying unexercised options (#) Exercisable(1)	Number of securities underlying unexercised options (#) Unexercisable(1)	Option exercise price (C$)	Option grant date	Option expiration date
Donald C. Ewigleben President & CEO	666,666 200,000	333,334 100,000	2.91 3.17	September 19, 2012 August 24, 2012	March 31, 2014(2) March 31, 2014(2)
Tom S. Q. Yip CFO	41,666 333,333 600,000	83,334 166,667 -	2.18 3.17 8.07	March 14, 2013 August 24, 2012 August 23, 2011	March 14, 2018 August 24, 2017 August 23, 2016
Thomas E. Irwin Vice President	33,333 266,666	66,667 133,334	2.18 3.17	March 14, 2013 August 24, 2012	March 14, 2018 August 24, 2017

(1)	All options presented in this table vest as to one-third on the date of grant, one-third on the first anniversary of the grant date, and the balance on the second anniversary of the grant date.

(2)	Options outstanding for Mr. Ewigleben expire 90 days after his date of resignation from the Company of December 31, 2013.

The Company has not granted any share-based awards. There are no estimated future payouts under non-equity or equity incentive plan awards.

None of the NEOs exercised option-based awards during the year ended December 31, 2013.

Employment Agreements, Termination and Change of Control Benefits

Employment Agreement with Donald C. Ewigleben

The Company entered into an employment agreement with Mr. Ewigleben, effective September 19, 2012, to serve as its CEO. Pursuant to the terms of this agreement, Mr. Ewigleben is to receive an annual base salary of $500,000 and an annual discretionary performance bonus targeted at up to 100 percent of the base salary. The grant of any such performance payment shall be in the sole discretion of the Board. Mr. Ewigleben’s eligibility to receive such performance payment is conditioned upon his continued employment at time of payment. Mr. Ewigleben is also entitled to other benefits made available to the Company’s senior executive officers, including participation in any benefit plans and policies.

In addition, upon the commencement of his employment, the Company granted Mr. Ewigleben incentive stock options to purchase 1,000,000 Common Shares. See the “Outstanding Equity Awards at 2013 Fiscal Year End” and “Option Exercises” tables as at December 31, 2013 above for a description of vesting and other terms applicable to Mr. Ewigleben’s option grants.

The employment agreement with Mr. Ewigleben is for an indefinite term and is an “at will” agreement, which means that either the Company or the executive may terminate the employment relationship without notice and without payment of any compensation (including voluntary resignation, retirement, termination with or without cause) except as otherwise provided. Mr. Ewigleben’s employment agreement specifically provides for a severance payment upon termination under certain events. Under the terms of the employment agreement, the Company may terminate Mr. Ewigleben’s employment in its sole discretion without cause and for any reason whatsoever, in which event Mr. Ewigleben would be entitled to receive an amount equal to his annual base salary plus the portion of annual bonus earned. Under the terms of the employment agreement, upon termination after a change of control, Mr. Ewigleben would be entitled to receive an amount equal to two times his annual base salary plus the annual guideline bonus, immediate vesting of any unvested stock options and continuation of medical benefits for a period of one year.

“Change of Control” means:

(a)	any person or group of affiliated or associated persons acquires more than 50% of the voting power of the Company;

(b)	the consummation of a sale of all or substantially all of the assets of the Company;

(c)	the liquidation or dissolution of the Company;

(d)

a majority of the members of the Board are replaced during any 12-month period by Board members whose nomination or election was not approved by the members of the Board at the beginning of such period (the “Incumbent Board”) (provided that any subsequent members of the Board whose nomination or election was previously approved by the Incumbent Board shall thereafter be also deemed to be a member of the Incumbent Board); or

(e)

the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than 51% of the total voting power of outstanding stock of the surviving or resulting entity is then “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in the aggregate by the shareholders of the Company immediately prior to such merger, consolidation or reorganization. Notwithstanding the foregoing, in no event shall a Change of Control be deemed to occur in the event of a sale of Company securities or debt as part of a bona fide capital raising transaction or internal corporate reorganization.

Mr. Ewigleben resigned from the Company effective December 31, 2013. Under the terms of Mr. Ewigleben’s separation agreement with the Company, Mr. Ewigleben will be paid an amount of $515,000. The Company and Mr. Ewigleben entered into a Consulting Agreement effective January 3, 2014. As a consultant and counsel for the Company, Mr. Ewigleben will be paid $16,667 per month for the period of one year under the terms of the Consulting Agreement.

Employment Agreement with Tom S.Q. Yip

The Company entered into an employment agreement with Mr. Yip, effective September 7, 2011, to serve as its CFO. Mr. Yip’s employment agreement was amended on March 11, 2013 to conform the termination and change of control provisions to be similar to Mr. Ewigleben’s agreement as described above. Pursuant to the terms of the amended agreement, Mr. Yip is to receive an annual base salary of $350,000 and an annual discretionary performance bonus targeted at up to 100 percent of the base salary. The grant of any such performance payment shall be in the sole discretion of the Board. Mr. Yip’s eligibility to receive such performance payment is conditioned upon his continued employment at time of payment. Mr. Yip is also entitled to other benefits made available to the Company’s senior executive officers, including participation in any benefit plans and policies.

In addition, the Company granted Mr. Yip 600,000 stock options upon commencement of employment, 500,000 stock options in 2012, and 125,000 options in 2013. See the “Outstanding Equity Awards at 2013 Fiscal Year End” and “Option Exercises” tables as at December 31, 2013 above for a description of vesting and other terms applicable to Mr. Yip’s option grants.

The existing employment agreement is for an indefinite term and is an “at will” agreement, which means that either the Company or the executive may terminate the employment relationship without notice and without payment of any compensation (including voluntary resignation, retirement, termination with or without cause) except as otherwise provided.

Employment Agreement with Thomas E. Irwin

The Company entered into an employment agreement with Mr. Irwin, effective March 16, 2011, to initially serve as its Construction Manager, Livengood Project. Mr. Irwin served as the Company’s General Manger from January 4, 2012 to August 16, 2012 and since August 16, 2012, he has served as the Company’s Vice President, Alaska responsible for Alaska activities. Mr. Irwin’s employment agreement was amended on March 11, 2013 to conform the termination and change of control provisions to be similar to Mr. Ewigleben’s agreement as described above except Mr. Irwin will be entitled to a severance payment equal to one times his annual base salary plus annual guideline bonus upon a termination after a change of control. Pursuant to the terms of the amended agreement, Mr. Irwin is to receive an annual base salary of $250,000 and an annual discretionary performance bonus targeted at up to 100 percent of the base salary. The grant of any such performance payment shall be in the sole discretion of the Board. Mr. Irwin’s eligibility to receive such performance payment is conditioned upon his continued employment at time of payment. Mr. Irwin is also entitled to other benefits made available to the Company’s senior executive officers, including participation in any benefit plans and policies.

In addition, the Company granted Mr. Irwin 100,000 stock options upon commencement of employment, 400,000 stock options in 2012, and 100,000 options in 2013. See the “Outstanding Equity Awards at 2013 Fiscal Year End” and “Option Exercises” tables as at December 31, 2013 above for a description of vesting and other terms applicable to Mr. Irwin’s option grants.

The existing employment agreement is for an indefinite term and is an “at will” agreement, which means that either the Company or the executive may terminate the employment relationship without notice and without payment of any compensation (including voluntary resignation, retirement, termination with or without cause) except as otherwise provided.

Mr. Irwin succeeded Mr. Ewigleben as President and Chief Executive Officer effective January 1, 2014. The Company entered into a subsequent employment agreement with Mr. Irwin, effective January 1, 2014, to serve as its Chief Executive Officer. Pursuant to the terms of this agreement, Mr. Irwin is to receive an annual base salary of $365,000 and an annual discretionary performance bonus targeted at up to 100 percent of the base salary. The grant of any such performance payment shall be in the sole discretion of the Board. Mr. Irwin’s eligibility to receive such performance payment is conditioned upon his continued employment through December 31st of the applicable year. Mr. Irwin is also entitled to other benefits made available to the Company’s senior executive officers, including reimbursement of all medical, dental and vision plan premiums, not to exceed $26,000 annually.

In addition, the Company granted Mr. Irwin 250,000 stock options in March 2014 in connection with his appointment as Chief Executive Officer.

The following table shows the estimated severance payment payable to the Company’s current NEOs if they were terminated on December 31, 2013 after a change in control.

Name	Salary ($)	Bonus ($)	Stock Option Awards(1)	All Other Compensation ($)(2)	Total ($)
Donald C. Ewigleben CEO	1,030,000	1,030,000	-	33,500	2,093,500
Tom S. Q. Yip CFO	700,000	700,000	-	33,500	1,433,500
Thomas E. Irwin Vice President	250,000	250,000	-	33,500	533,500

1)	Calculated using the closing market price of Common Shares on the TSX on December 31, 2013 (C$0.42 per share) less the exercise price per share.
2)

Estimated based on annual salary contribution to the 401(k) plan subject to the contribution limit as prescribed by the Internal Revenue Service and continuation of medical benefits for a period of twelve months.

         Director Compensation

The Board has approved the payment of annual retainer and meeting fees to the non-management directors of the Company in recognition of the fact that service as a director in an active resource exploration company such as the Company requires a significant commitment of time and effort and the assumption of increasing liability. Executive officers who are also directors are not paid additional compensation for their services on the Board. Therefore, Mr. Ewigleben, as President and CEO, did not receive any compensation for his services as a director. For the year ended December 31, 2013, independent directors received an annual retainer of C$37,000 and the Chair received an annual retainer C$55,000.

The Company reimburses all directors for their out-of-pocket costs incurred in attending Board and Board committee meetings.

         Director Compensation Table

The following table discloses all amounts of compensation provided to the Company’s directors (other than full-time employees) for the Company’s most recently completed financial year.

	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jonathan Berg(1)	2,994	-	2,994
Daniel Carriere(2)	48,955	-	48,955
Anton Drescher	32,933	-	32,933
Timothy Haddon(2)	32,933	-	32,933
Mark Hamilton	32,933	-	32,933
Jeffrey Pontius(3)	14,970	36,000(4)	50,970
Roger Taplin(2)	32,933	-	32,933
Thomas Weng(5)	11,589	-	11,589

1)	Mr. Berg resigned from the Board on January 29, 2013.
2)	Messrs. Carriere, Haddon and Taplin resigned from the Board effective December 31, 2013.
3)	Mr. Pontius did not stand for re-election at the 2013 Annual General Meeting and ceased to be a director as of June 6, 2013.
4)	All other compensation consisted of consulting fees of $36,000.
5)	Mr. Weng was appointed to the Board on August 5, 2013.

         Outstanding Option-Based Awards

The following table sets forth the option-based awards granted to directors (other than full-time employees) that were outstanding as at December 31, 2013:

Option-based Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price (C$)	Option grant date	Option expiration date	Value of unexercised in-the-money options ($)(1)
Daniel Carriere	133,333	66,667	3.17	August 24, 2012	March 31, 2014(2)	-
Anton Drescher	133,333	66,667	3.17	August 24, 2012	August 24, 2017	-
Timothy Haddon	100,000	50,000	3.17	August 24, 2012	March 31, 2014(2)	-
Mark Hamilton	133,333	66,667	3.17	August 24, 2012	August 24, 2017	-
Roger Taplin	166,666	83,334	3.17	August 24, 2012	March 31, 2014(2)	-

1)	Valued using the closing market price of Common Shares on the TSX on December 31, 2013 (C$0.42 per share) less the exercise price per share.
2)	Messrs. Carriere, Haddon and Taplin resigned from the Board effective December 31, 2013. All outstanding options of Messrs. Carriere, Haddon and Taplin expire 90 days from their date of resignation.

The Company has not granted any share-based awards. All options presented in this table vest as to one-third on the date of grant, one-third on the first anniversary of the grant date, and the balance on the second anniversary of the grant date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth details of all equity compensation plans of the Company as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders(1)	5,493,000	3.57	4,313,863
Equity Compensation Plans Not Approved By Securityholders	-	-	-
Total	5,493,000	3.57	4,313,863

         (1) The Company’s only equity compensation plan is the 2006 Incentive Stock Option Plan.

         Incentive Stock Option Plan

The Stock Option Plan was approved by shareholders of the Company in September 2006, and subsequently re-approved by shareholders of the Company in November 2007, October 2008 and October 2009. The Stock Option Plan was subsequently amended and approved by shareholders in September 2012. The Stock Option Plan is required to be re-approved by the shareholders every three years in accordance with the requirements of the TSX. The Stock Option Plan will next require re-approval on or before September 2015. The Stock Option Plan is a “rolling” plan, which means that the maximum number of Common Shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan is 10% of the number of issued and outstanding Common Shares at the date of grant.

As at April 4, 2014, there were an aggregate of 5,854,000 options outstanding under the Stock Option Plan (6% of the issued and outstanding Common Shares as at such date) and an additional 3,952,863 options available for grant (4% of the issued and outstanding Common Shares as at such date).

A brief description of the key provisions of the Stock Option Plan is as follows:

1.         Options may be granted under the Stock Option Plan to employees, officers, directors (including non-employee directors), management company employees and consultants of the Company and its affiliates who, in the opinion of the Compensation Committee, are in a position to contribute to the success of the Company or, by virtue of their service to the Company or any of its affiliates, are worthy of special recognition. The granting of options under the Stock Option Plan is entirely within the discretion of the Board.

2.         The maximum number of Common Shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan (together with Common Shares issuable pursuant to any other security-based compensation plan of the Company) is 10% of the number of issued and outstanding Common Shares at the date of grant. In the event that any option granted under the Stock Option Plan is forfeited, expires, is terminated or cancelled (other than by reason of the exercise thereof, in which case the shares are automatically “reloaded” and available for future option grants), then the Company may grant an equivalent number of new options under the Stock Option Plan. For so long as the Common Shares are listed on the TSX, (a) the maximum aggregate number of shares reserved for issuance pursuant to options granted under the Stock Option Plan or any other share compensation arrangements of the Company for issuance to insiders may not exceed 10% of the number of issued and outstanding Common Shares and (b) the number of options granted to insiders under the Stock Option Plan or any other share compensation arrangements of the Company within a one year period may not exceed 10% of the number of issued and outstanding Common Shares. There are no restrictions on the number of options that may be granted to any one person or company under the Stock Option Plan.

3.         The exercise price of each option is set by the Compensation Committee in its discretion, provided that such price must be set in accordance with the TSX Company Manual and, in any event, shall not be less than the closing price of the Company’s Common Shares on the TSX on the day prior to the option grant.

4.         Options granted under the Stock Option Plan are exercisable for a period of up to ten years from the date of grant, as determined by the Compensation Committee. However, options granted under the Stock Option Plan to any director, employee, officer or consultant of the Company, as the case may be, shall expire ninety days after the optionee ceases to be in at least one of those categories. At the time an option is granted, the Compensation Committee may determine that the option period with respect to that option shall, in the case of the termination or death of the optionee, be specified in the option agreement; provided, however, that in the case of the death of the optionee, the applicable option will expire no later than one year after the optionholder’s death.

5.         The Stock Option Plan does not provide for any specific vesting periods. Accordingly, the Compensation Committee may determine, at the time of grant, whether options issued under the Stock Option Plan are subject to vesting periods.

6.         On the occurrence of a takeover bid or tender offer, the Board may, subject to applicable laws and regulations, in its sole and absolute discretion unilaterally determine that outstanding options, whether fully vested and exercisable or subject to vesting provisions or other limitations, shall be conditionally exercisable in full to enable the shares issuable upon the exercise of options to be conditionally issued and tendered to such takeover bid or tender offer. In addition the Board may, in its discretion, accelerate the vesting provisions of any option granted under the Stock Option Plan, including in connection with a takeover bid, tender offer or other going private transaction.

7.         Except in the case of death, options granted under the Stock Option Plan are non-assignable. During the lifetime of an optionholder, options granted under the Stock Option Plan may only be exercised by the optionholder.

8.         The current Stock Option Plan provides that the exercise price of an option may only be reduced with shareholder approval.

9.         Currently, the Stock Option Plan provides the Board with broad discretion to amend or terminate the plan at any time if and when it is deemed advisable in the absolute discretion of the Board; provided however that (a) no such amendment or termination shall adversely affect any outstanding options without the consent of the optionholder and (b) any amendment to the plan is subject to approval by the TSX or any other regulatory authority having jurisdiction over the Company and, if required by the TSX or any other regulatory authority having jurisdiction over the Company, the shareholders of the Company. Under the current policies of the TSX, notwithstanding the foregoing, specific shareholder approval is required for: (v) a reduction in the exercise price under a security-based compensation arrangement benefiting an insider of the issuer; (w) an extension of the term under a security-based compensation arrangement benefiting an insider of the issuer; (x) any amendment to remove or to exceed the insider participation limit; (y) an increase to the maximum number of securities issuable, either as a fixed number or as a fixed percentage of the listed issuer’s outstanding capital represented by such securities; and (z) amendments to an amending provision within a security-based compensation arrangement.

The present policy of the Board is not to provide financial assistance to any optionholder in connection with the exercise options. The Stock Option Plan does not include any mechanism for transforming options granted under the Stock Option Plan into stock appreciation rights.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No individual who is, or at any time during the last completed financial year was, a director or executive officer of the Company or who is a proposed nominee for election as a director of the Company, or any of their respective associates or affiliates, has been, at any time since January 1, 2013, the beginning of the Company’s last completed financial year, either (a) indebted to the Company or any of its subsidiaries or (b) indebted to entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth elsewhere in this Proxy Statement, no informed person of the Company, proposed director of the Company, or any associate of affiliate of any informed person or proposed director has had any material interest, direct or indirect, in:

(a)	any transaction since January 1, 2013 (being the commencement of the Company’s last completed financial year); or

(b)	any proposed transaction,

which materially affected or would materially affect the Company or any of its subsidiaries.

As defined in National Instrument 51-102, “informed person” means:

(a)	a director or executive officer of a reporting issuer;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer;

(c)

any person or company who beneficially owns, directly or indirectly, voting securities of a reporting issuer or who exercises control or direction over voting securities of a reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	a reporting issuer that has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company are not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.

PROPOSAL THREE – APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended that PricewaterhouseCoopers, LLP (“PwC”) be nominated for appointment at the Meeting as the Company’s independent auditors for the fiscal year ended December 31, 2014.

Accordingly, unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of PwC as auditors of the Company for the financial year ending December 31, 2014 and to authorize the Directors to fix the auditors’ remuneration.

Representatives of PwC are expected to be present at the Meeting and will have the opportunity to make a statement if they desire. Also, PwC will be available to respond to appropriate questions from shareholders.

Changes in Auditor/Independent Registered Public Accountants

During 2012 the Company changed its auditors/independent registered public accountants (“accountants”) from MacKay, LLP (the “Predecessor”) to PwC. The resignation of the Predecessor accountants and the appointment of PwC, both effective March 16, 2012, were considered and approved by the Audit Committee and by the Board. The Predecessor auditor’s report on the financial statements for the fiscal years ended May 31, 2011 and December 31, 2011 contained an unqualified opinion with an emphasis of matter regarding going concern uncertainties.

During the Company’s fiscal years ended May 31, 2011 and December 31, 2011 and through March 16, 2012, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K and the related instructions) between the Company and MacKay, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MacKay, LLP would have caused MacKay, LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal years ended May 31, 2011 and December 31, 2011 and through March 16, 2012, neither the Company, nor anyone on its behalf, consulted PwC regarding either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MacKay, LLP with a copy of the above disclosure and requested that MacKay, LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether MacKay, LLP agreed with the disclosure contained in this proxy statement or, if not, stating the respects in which it did not agree. The Company received the requested letter from MacKay, LLP, a copy of which is attached as Exhibit A to this proxy statement. Additionally, pursuant to Section 4.11 of NI 51-102, the Company filed a reporting package on SEDAR under the Company’s profile. The reporting package, which consisted of the following, is attached as Exhibit B to this Proxy Statement:

(i)	Change of Auditor Notice;

(ii)	letter from MacKay, LLP as former auditor; and

(iii)	letter from PwC as successor auditor.

Independent Auditors Fees

The following table provides amounts billed by the independent auditors for professional services rendered to the Company during the last two fiscal years:

Fiscal Year Ended December 31, 2013:	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total Fees ($)
PricewaterhouseCoopers LLP	67,970	43,695(1)	-	-	111,665
MacKay LLP	-	12,138(2)	-	-	12,138

Fiscal Year Ended December 31, 2012:
PricewaterhouseCoopers LLP	40,016	45,018(1)	-	-	85,034
MacKay LLP	80,032	-	9,804(3)	3,902(4)	93,738

1)	Audit-related fees consisted of procedures related to interim financial statements.
2)

Audit-related fees billed by MacKay LLP during 2013 consisted of procedures related to the restatement of prior periods in conjunction with the Company’s transition from International Financial Reporting Standards to U.S. GAAP financial statements.

3)	Tax fees consisted of work performed related to the Company’s Canadian and U.S. tax returns.
4)	Other fees relate to work performed in response to an SEC comment letter and transition to PwC.

The Audit Committee has established procedures for engagement of an independent registered public accounting firm to perform services other than audit, review and attest services. In order to safeguard the independence of the Company’s auditor, for each engagement to perform such non-audit service, (a) the Company and the auditor affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) the Company describes the reasons for hiring the auditor to perform the services; and (c) the auditor affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chair its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2013 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures.

Vote Required for Approval

With respect to the appointment of the auditors, the allowable votes are “For” and “Withhold”. “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to elect PricewaterhouseCoopers LLP, who are proposed by the Company’s Audit Committee for appointment as the Company’s auditors for the fiscal year ending December 31, 2014.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS, LLP AS AUDITOR/INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF
THE COMPANY.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company and PwC, the Company’s independent auditors for the Fiscal Year 2013, the audited financial statements of the Company for the fiscal year ended December 31, 2013. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required under applicable professional auditing standards and regulations as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received and reviewed the written disclosures and letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.
Submitted by the following members of the Audit Committee of the Board:

Anton Drescher, Chair
Mark Hamilton
Thomas Weng

PROPOSAL FOUR - ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, at the Meeting shareholders will be asked to approve the following advisory, non-binding resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

The Company is asking shareholders to approve an advisory, non-binding resolution on compensation of its named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to approve, reject or abstain from voting with respect to the Company’s fiscal year 2014 executive compensation programs and policies and the compensation paid to the NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs as described in this Proxy Statement.

Although the vote on this proposal is advisory only, the Board and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on Proposal Four is required to approve the matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

OTHER MATTERS

The Board knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting each person named in the proxy is entitled to vote such proxy in accordance with his own judgment on such matters.

Shareholder Proposals

Pursuant to the rules of the Securities and Exchange Commission, shareholder proposals intended to be presented at the 2015 Annual General Meeting of shareholders and to be included in the Company's proxy materials for the 2015 Annual General Meeting of shareholders must be received by the Company at its registered office in Vancouver, British Columbia, by no later than December 15, 2014, which is 120 calendar days before the date the Company’s proxy statement is released to shareholders in connection with the previous year’s annual meeting, if such proposals are to be considered timely and included in the proxy materials. If the next annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The inclusion of any shareholder proposal in the proxy materials for the 2015 Annual General Meeting of shareholders will be subject to the applicable rules of the Securities and Exchange Commission.

Proxies for the 2015 Annual General Meeting of shareholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by 45 days before the date on which the Company first sent its proxy materials for the prior year’s annual general meeting of shareholders. If the date of the meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the registrant sends its proxy materials for the current year.

The Company’s Articles do not provide a method for a shareholder to submit a proposal for consideration at the 2015 annual general meeting of shareholders. However, the BCBCA, in Division 7, “Shareholder Proposals”, sets forth the procedure by which a person who:

(a)	is a registered owner or beneficial owner of one or more Common Shares; and

(b)	has been a registered owner or beneficial owner of one or more such Common Shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal,

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company (a “proposal”). The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be supported in writing by the holders of either at least 1% of the issued Common Shares or Common Shares having an aggregate value of CAD 2,000, must contain certain information and must be submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting.

ADDITIONAL INFORMATION

Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com under “Company Profiles – International Tower Hill Mines Ltd.” and the SEC’s internet website at www.sec.gov. The Company’s financial information is provided in the Company’s comparative financial statements and related management discussion and analysis for its most recently completed financial year and may be viewed on the SEDAR website and the SEC’s website at the locations noted above. Shareholders of the Company may request copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (filed as the Company’s 2013 Annual Information Form in Canada) and financial statements and related management discussion and analysis for the fiscal year ended December 31, 2013 by contacting the Corporate Secretary of the Company by mail at Suite 2300 – 1177 West Hastings Street, Vancouver, British Columbia, Canada V6E 2K3.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Marla Ritchie
Marla Ritchie
Secretary
Vancouver, British Columbia,
Canada
April 10, 2014

EXHIBIT A

CHARTEREDACCOUNTANTS
MacKay LLP

1100 – 1177 West Hastings Street
Vancouver, BC V6E 4T5
Tel: (604) 687-4511
Fax: (604) 687-5805

April 25, 2013

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by International Tower Hill Mines Ltd. (the “Company”) (copy attached) in the section entitled “Proposal Three –Appointment of Independent Auditors,” subsection entitled “Change in Auditor/ Independent Registered Public Accountants” of the Company’s Proxy Statement on Schedule 14A, which we understand will be filed with the U.S. Securities and Exchange Commission on or about April 29, 2013. We agree with the statements concerning our firm in such proxy statement.

Yours very truly,

/s/ MacKay, LLP

EXHIBIT B

INTERNATIONAL TOWER HILL MINES LTD.
(the “Company”)

NOTICE OF CHANGE OF AUDITOR

The Company has changed its auditor from MacKay LLP, Chartered Accountants, of 1100 - 1177 West Hastings Street, Vancouver, British Columbia, Canada V6E 4T5 (the “Former Auditor”), to PricewaterhouseCoopers LLP, 250 Howe Street, Suite 700, Vancouver, British Columbia, Canada V6C 3S7 (the “Successor Auditor”), effective as of the 16th day of March, 2012.

The Former Auditor resigned at the request of the Company. The resignation of the Former Auditor and the appointment of the Successor Auditor, both effective March 16, 2012, have been considered and approved by the audit committee of the Company’s board of directors and by the full board.

There were no reservations in the Former Auditor’s reports on any of the Company’s financial statements relating to the Company’s two most recently completed financial years nor for any period subsequent to the period for which an audit report was issued up to and including March 16, 2012.

In the opinion of the Company’s audit committee and board of directors, there are no reportable events between the Company and the Former Auditor.

DATED at Vancouver, British Columbia, this 16th day of March, 2012.

INTERNATIONAL TOWER HILL MINES LTD.

Per:	(signed) Tom S. Q. Yip
Tom S. Q. Yip, Chief Financial Officer

CHARTERED ACCOUNTANTS
MacKay LLP

1100 – 1177 West Hastings Street
Vancouver, BC V6E 4T5
Tel: (604) 687-4511
Fax: (604) 687-5805

April 5, 2012

British Columbia Securities Commission	Alberta Securities Commission
P.O. Box 10142, Pacific Centre	Suite 600, 250–5th St. SW
701 West Georgia Street	Calgary, Alberta, T2P 0R4
Vancouver, BC V7Y 1L2

Ontario Securities Commission	TSX Stock Exchange
20 Queen Street West	The Exchange Tower
Suite 1903	130 King Street West
Toronto ON M5H 3S8	Toronto ON M5X 1J2

Dear Sirs:

Re: International Tower Hill Mines Ltd.
Notice Pursuant to National Instrument 51-102 – Change of Auditor (“Notice”)

As required by National Instrument 51-102, we have reviewed the information contained in the Notice dated March 16th, 2012 given by the Company to ourselves and PriceWaterhouse Coopers LLP.

Based on our knowledge of such information at this date, we agree with the statements set out in the Notice.

Yours very truly,

/s/ “MacKay LLP”
Chartered Accountants

April 9, 2012

British Columbia Securities Commission
Alberta Securities Commission
Ontario Securities Commission
TSX Stock Exchange

Dear Sirs:

We have read the statements made by International Tower Hill Mines Ltd. in the attached copy of the Notice of Change of Auditor dated March 16, 2012, which we understand will be filed pursuant to Section 4.11 of the National Instrument 51-102.

We agree with the statements in the Notice of Change of Auditor dated March 16, 2012 except that we have no basis to agree or disagree with the following statements:

“In the opinion of the Company’s audit committee and board of directors, there were no reportable events between the Company and the Former Auditor.”

Yours very truly,

(signed)PricewaterhouseCoopers LLP

Chartered Accountants

INTERNATIONAL TOWER HILL MINES LTD.
(the “Company”)

Request for Annual and/or Interim Financial Statements and related Management’s
Discussion and Analysis

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related Management’s Discussion and Analysis (“MD&A”), interim financial statements and related MD&A, or both. If you wish to receive such mailings, please complete and return this form to:

INTERNATIONAL TOWER HILL MINES LTD.
Suite 2300 – 1177 West Hastings Street
Vancouver, BC V6E 2K3

The undersigned Securityholder hereby elects to receive:

[ ]	Interim Financial Statements for the first quarter ended March 31, 2014, second quarter ended June 30, 2014 and third quarter ended September 30, 2014, and the related MD&A;

[ ]	Annual Financial Statements for the fiscal year ended December 31, 2014 and related MD&A; or

[ ]	BOTH – Interim Financial Statements and related MD&A and the Annual Financial Statements and related MD&A.

Please note that a request form will be mailed each year and Securityholders must return such form each year in order to receive the documents indicated above.

Name:

Address:

Postal Code:

I confirm that I am a registered/beneficial (circle one) shareholder of the Company.

Signature of
Securityholder:	Date:

CUSIP: 46050R102

2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE-AND-ACCESS NOTIFICATION TO SHAREHOLDERS

You are receiving this notification as International Tower Hill Mines Ltd. (the “Company”) has decided to use the notice and access model for delivery of meeting materials for its 2014 Annual General Meeting (“Meeting”) to its shareholders. This Notice and Access Notification regarding the Meeting is prepared under the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer” and under notice-and-access provisions of applicable United States laws. Under notice and access, shareholders still receive a proxy or voting instruction form enabling them to vote at the Meeting. However, instead of a paper copy of the Notice of Meeting and Proxy Statement/Information Circular (“Proxy Statement”), shareholders receive this notice with information on how they may access such materials electronically. The use of this alternative means of delivery is more environmentally responsible as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders.

MEETING DATE AND LOCATION

Date & Time:	Thursday, May 29, 2014 at 10:00 a.m. PDT

Place:	McCarthy Tetrault LLP
Suite 1300 – 777 Dunsmuir Street
Vancouver, British Columbia
Canada

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO CONSIDER AND VOTE ON THE FOLLOWING MATTERS:

1.

Fixing Number of Directors: Shareholders will be asked to fix the number of directors of the Company at five (5). Information can be found in the “Fixing Number of Directors” section of the Proxy Statement.

2.	Election of Directors: Shareholders will be asked to elect five (5) directors for the ensuing year. Information can be found in the “Election of Directors” section of the Proxy Statement.

3.

Appointment of Auditor: Shareholders will be asked to appoint PricewaterhouseCoopers LLP Company’s auditors for the fiscal year ending December 31, 2014, and authorize the Corporation’s directors to fix their remuneration. Information can be found in the “Appointment of Auditor” section of the Proxy Statement.

4.

Advisory Approval of Executive Compensation: Shareholders will be asked to approve an advisory, non-binding resolution on the compensation of the Company’s named executive officers as described in the Proxy Statement. Information can be found in the “Advisory Vote on Compensation of the Named Executive Officers” section of the Proxy Statement.

2

5.

Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the “Proxy Instructions” section of the Proxy Statement.

SHAREHOLDERS ARE REMINDED TO VIEW THE MATERIALS FOR THE MEETING PRIOR TO VOTING

WEBSITE WHERE MEETING MATERIALS ARE POSTED: www.ithmines.com

Materials for the Meeting may also be viewed online at www.sedar.com

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS:

Shareholders may request that paper copies of the materials for the Meeting be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date the Proxy Statement was filed on SEDAR, as follows:

Through the internet by going to: www.ithmines.com

Calling the Company at 604-683-6332

Sending an email to Lawrence.Talbot@ithmines.com or mritchie@ithmines.com

Requests should be received at least five (5) business days in advance of the proxy cut-off date set out in the accompanying proxy or voting instruction form in order to receive the materials for the Meeting in advance of the date of the Meeting.

VOTING:

Registered shareholders are asked to return their proxies using one of the following methods at least one business day in advance of the proxy cut-off date as set out in the accompanying proxy:

INTERNET:	www.investorvote.com

TELEPHONE:	1-866-732-VOTE (8683) Toll Free

MAIL:	Computershare Investor Services Inc., Proxy Dept.
100 University Avenue, 8th Floor, Toronto, Ontario, CANADA

Non-registered holders are asked to use the voting instruction form provided by your intermediary (bank, trust company or broker) and RETURN IT TO THE INTERMEDIARY (not to the Company) as early as practicable to ensure that it is transmitted on time. It must be received by your intermediary with sufficient time for them to file a proxy by the deadline noted above.

Shareholders with questions about notice-and-access can email the Company at Lawrence.Talbot@ithmines.com.

INTERNATIONAL TOWER HILL MINES LTD.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on Thursday, May 29, 2014

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly; however, where no choice is, or both choices are, specified by a holder with respect to a resolution set out in this proxy, the proxyholder is directed to vote the securities represented by this proxy as recommended by Management.

6. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

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7. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 4:30 PM (Pacific Daylight Time) on Monday, May 26, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

14MA14124.E.sedar/000001/000001/i

Appointment of Proxyholder

I/We, being holder(s) of International Tower Hill Mines Ltd. hereby appoint: Stephen Lang, the Chair of the Board, or failing him, Tom Irwin, the Chief Executive Officer,

OR

Print the name of the person you are appointing if this person is someone other than Stephen Lang or Tom Irwin.

as my/our proxyholder, with full power of substitution, and to attend, act and vote for and on behalf of the holder in accordance with the following directions (or if no choice has, or both choices have, been specified, as recommended by Management) and all other matters that may properly come before the Annual General Meeting of shareholders of International Tower Hill Mines Ltd. to be held in the Main Boardroom, Suite 1300, 777 Dunsmuir Street, Vancouver, British Columbia, Canada, on Thursday, May 29, 2014 at 10:00 AM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anton Drescher	☐	☐	02. Stephen Lang	☐	☐	03. John Ellis	☐	☐
04. Mark Hamilton	☐	☐	05. Thomas Weng	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as Auditors of the Company for the fiscal year ending December 31, 2014 and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. Advisory Vote on Compensation of NEO's To approve the compensation paid to the Company's NEO's on an advisory non-binding basis.	☐	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions as set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

I T H Q 1 8 5 9 3 5 A R 0